     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1997


                                              1933 ACT REGISTRATION NO. 33-89238
                                              1940 ACT REGISTRATION NO. 811-8970

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II

                           (EXACT NAME OF REGISTRANT)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)

              900 Cottage Grove Road, Hartford, Connecticut 06152

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (860) 726-6000

   Robert A. Picarello, Esquire              COPY TO:
Connecticut General Life Insurance      George N. Gingold,
              Company                         Esquire
      900 Cottage Grove Road           197 King Philip Drive
    Hartford, Connecticut 06152          West Hartford, CT
  (NAME AND ADDRESS OF AGENT FOR            06117-1409
             SERVICE)

            Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
               (TITLE AND AMOUNT OF SECURITIES BEING REGISTERED)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 was paid with the declaration. Form 24F-2 was filed on February 26, 1997 for Registrant's fiscal year, ended December 31, 1996.


    It is proposed that this filing will become effective:
--------- immediately upon filing pursuant to paragraph (b) of Rule 485
    X

--------- on May 1, 1997, pursuant to paragraph (b) of Rule 485


--------- 60 days after filing pursuant to paragraph (a) of Rule 485

--------- on ---------, pursuant to paragraph (a) of Rule 485

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
             1     Cover Page Highlights

             2     Cover Page

             3     *

             4     Distribution of Policies

             5     The Company

          6(a)     The Variable Account

          6(b)     *

             9     Legal Proceedings

     10(a)-(c)     Short-Term Right to Cancel the Policy; Surrenders;
                   Accumulation Value; Reports to Policy Owners

         10(d)     Right to Exchange for a Fixed Benefit Policy; Policy Loans;
                   Surrenders; Allocation of Net Premium Payments

         10(e)     Lapse and Reinstatement

         10(f)     Voting Rights

     10(g)-(h)     Substitution of Securities

         10(i)     Premium Payments; Transfers; Death Benefit; Policy Values;
                   Settlement Options

            11     The Funds

            12     The Funds

            13     Charges; Fees

            14     Issuance

            15     Premium Payments; Transfers

            16     The Variable Account

            17     Surrenders

            18     The Variable Account

            19     Reports to Policy Owners

            20     *

            21     Policy Loans

            22     *

            23     The Company

            24     Incontestability; Suicide; Misstatement of Age or Sex

            25     The Company

            26     Fund Participation Agreements

            27     The Variable Account

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
            28     Directors and Officers of the Company

            29     The Company

            30     *

            31     *

            32     *

            33     *

            34     *

            35     *

            37     *

            38     Distribution of Policies

            39     Distribution of Policies

            40     *

         41(a)     Distribution of Policies

            42     *

            43     *

            44     The Funds; Premium Payments

            45     *

            46     Surrenders

            47     The Variable Account; Surrenders, Transfers

            48     *

            49     *

            50     The Variable Account

            51 Cover Page; Highlights; Premium Payments; Right to Exchange for a Fixed Benefit Policy

            52     Substitution of Securities

            53     Tax Matters

            54     *

            55     *

* Not Applicable

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                                     [LOGO]
CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II


HOME OFFICE LOCATION:             MAILING ADDRESS:
900 COTTAGE GROVE ROAD            CIGNA INDIVIDUAL INSURANCE
BLOOMFIELD, CONNECTICUT           ANNUITY & VARIABLE LIFE SERVICES CENTER,
                                  ROUTING S-249
                                  HARTFORD, CT 06152-2249
                                  (800)(552-9898)


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              THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

    This prospectus describes a flexible premium variable life insurance contract ("Policy") offered either in an individual or group form by Connecticut General Life Insurance Company ("the Company"). This Policy is intended to provide life insurance benefits. It allows flexible premium payments, a choice of underlying funding options, and a choice of two death benefit options. Its value will vary with the investment performance of the underlying funding options selected, as may the death benefit payable by the Company upon the death of the Insured. Policy values may be used to continue the Policy in force, may be borrowed within certain limits, and may be fully or partially surrendered. Full surrenders are subject to a surrender charge. Annuity settlement options equivalent to the Death Benefit are available for payment to the Beneficiary upon the death of the Insured.


    The Company offers seventeen funding vehicles under a Policy through the Separate Account, each a diversified open-end management investment company (commonly called a mutual fund) with a different investment objective: AIM Variable Insurance Funds, Inc. -- AIM V.I. Capital Appreciation Fund, AIM V.I. Growth Fund, AIM V.I. Value Fund, AIM V.I. Diversified Income Fund, CIGNA Variable Products Group -- CIGNA VP Money Market Fund, CIGNA VP S&P 500 Index Fund; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II -- Asset Manager Portfolio and Investment Grade Bond Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Emerging Growth Series, MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Templeton Variable Products Series Fund -- Templeton Asset Allocation Fund; Templeton International Fund, Templeton Stock Fund; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio.


    The fixed interest option offered under the Policy is the Fixed Account. Amounts held in the Fixed Account are guaranteed and will earn a minimum interest rate of 4% per year. Unless specifically mentioned, this prospectus only describes the variable investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with this Policy. This entire Prospectus, and those of the Funds, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE POLICIES OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         PROSPECTUS DATED: MAY 1, 1997

                               TABLE OF CONTENTS

                                                     PAGE
                                                  -----------
Definitions.....................................           3
Highlights......................................           5
  Initial Choices...............................           5
  Charges and Fees..............................           6
The Company.....................................           6
The Variable Account............................           6
The Funds.......................................           7
  Expense Data/Fee Table........................          10
  General.......................................          12
  Substitution of Securities....................          12
  Voting Rights.................................          12
  Fund Participation Agreements.................          13
Death Benefit...................................          13
    Death Benefit Options.......................          13
    Changes in Death Benefit Option.............          13
    Guaranteed Death Benefit Provision..........          13
    Payment of Death Benefit....................          14
    Changes in Specified Amount.................          15
Premium Payments; Transfers.....................          15
    Premium Payments............................          15
    Allocation of Net Premium Payments..........          16
    Transfers...................................          17
    Optional Variable Account Sub-Account
     Allocation Programs........................          17
      Dollar Cost Averaging.....................          18
      Automatic Rebalancing.....................          18
Charges; Fees...................................          19
    Premium Load................................          19
    Monthly Deductions..........................          19
    Transaction Fee for Excess Transfers........          20
    Mortality and Expense Risk Charge...........          20
    Surrender Charge............................          21
The Fixed Account...............................          22
Policy Values...................................          22
    Accumulation Value..........................          22
    Variable Accumulation Unit Value............          22
    Surrender Value.............................          23
Surrenders......................................          23
    Partial Surrenders..........................          23
    Full Surrenders.............................          23
    Deferral of Payment and Transfers...........          24
Lapse and Reinstatement.........................          24
    Lapse of a Policy; Effect of Guaranteed
     Death Benefit Provision....................          24

                                                     PAGE
                                                  -----------
    Reinstatement of a Lapsed Policy............          24
Policy Loans....................................          25
Settlement Options..............................          25
Other Policy Provisions.........................          26
    Issuance....................................          26
    Short-Term Right to Cancel the Policy.......          26
    Policy Owner................................          26
    Beneficiary.................................          26
    Assignment..................................          27
    Right to Exchange for a Fixed Benefit
     Policy.....................................          27
    Incontestability............................          27
    Misstatement of Age or Sex..................          27
    Suicide.....................................          28
    Nonparticipating Policies...................          28
Tax Matters.....................................          28
    Policy Proceeds.............................          28
    Taxation of the Company.....................          29
    Section 848 Charges.........................          29
    Other Considerations........................          30
Other Matters...................................          30
    Directors and Officers of the Company.......          30
    Distribution of Policies....................          31
    Changes of Investment Policy................          31
    Other Contracts Issued by the Company.......          31
    State Regulation............................          31
    Reports to Policy Owners....................          31
    Advertising.................................          32
    Legal Proceedings...........................          32
    Experts.....................................          32
    Registration Statement......................          32
Financial Statements............................          33
    Connecticut General Life Insurance
     Company....................................          35
    CG Variable Life Separate Account II........          54
Appendix 1......................................          66
    Illustration of Surrender Charges...........          66
Appendix 2......................................          68
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits.......          68
Appendix 3......................................          78
    Tax Information.............................          78

DEFINITIONS

                    ACCUMULATION VALUE: The sum of the Fixed Account Value, Variable Account Value and the Loan Account Value.

                    ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account Sub-Account.

                    ADDITIONAL PREMIUMS: Any premium paid in addition to Planned Premiums.

                    ANNUITY & VARIABLE LIFE SERVICES CENTER: The office of the Company to which Premium Payments should be sent, notices given and any customer service requests made. Mailing address: CIGNA Individual Insurance, Annuity & Variable Life Services Center, Routing S-249, Hartford, CT 06152-2249.

                    CERTIFICATE: The document which evidences the participation of an Owner in a group policy.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance."


                    COST OF INSURANCE: The portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.


                    DEATH BENEFIT: The amount payable to the beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected, before deduction of the amount necessary to repay any loans in full, and overdue deductions.

                    DEATH BENEFIT OPTION: Either of two methods for determining the Death Benefit.

                    FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of the Company held in the Company's General Account.

                    FIXED ACCOUNT VALUE: The portion of the Accumulation Value, other than the Loan Account Value, held in the Company's General Account.


                    FUND(S): One or more of AIM Variable Insurance Funds, Inc. -- AIM V.I. Capital Appreciation Fund, AIM V.I. Growth Fund, AIM V.I. Value Fund, AIM V.I. Diversified Income Fund; CIGNA Variable Products Group -- CIGNA VP Money Market Fund; CIGNA VP S&P 500 Index Fund; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II -- Asset Manager Portfolio and Investment Grade Bond Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Emerging Growth Series; MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; Templeton Variable Products Series Fund -- Templeton Asset Allocation Fund, Templeton International Fund, Templeton Stock Fund; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. Each of them is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Policy.


                    GENERAL ACCOUNT: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held.

                    GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Company will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by the Company.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM: The Premium Payment(s) which must be made to guarantee the Initial Specified Amount for the first five Policy Years after issue, regardless of investment performance, assuming there will be no loans or partial surrenders.

                    GUIDELINE ANNUAL PREMIUM: The level amount, calculated in accordance with Rule 6e-3(T) under the Investment Company Act of 1940, required to mature the Policy under guaranteed mortality and expense charges and an annual interest rate of 5%.

                    INITIAL SPECIFIED AMOUNT: The amount (at least $100,000), originally chosen by the Policy Owner, initially equal to the Death Benefit. The Initial Specified Amount may be increased or decreased as described in this Prospectus.

                    INSURED: The person on whose life the Policy is issued.

                    ISSUE AGE: The age of the insured, to the nearest birthday, on the Issue Date.

                    ISSUE DATE: The date on which the Policy becomes effective, as shown in the Policy Specifications.

                    LOAN ACCOUNT VALUE: An amount equal to the sum of all unpaid Policy loans and loan interest.

                    MONTHLY ANNIVERSARY DAY: The day of the month as shown in the Policy Specifications, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month, when the Company makes the Monthly Deduction.

                    MONTHLY DEDUCTION: The monthly deduction made from the Net Accumulation Value; this deduction includes the cost of insurance, an administrative expense charge, and charges for supplemental riders or benefits, if applicable.

                    NET ACCUMULATION VALUE: The Accumulation Value less the Loan Account Value.

                    NET AMOUNT AT RISK: The Death Benefit before subtraction of outstanding loans, if any, minus the Accumulation Value.

                    NET PREMIUM PAYMENT: The portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Fixed Account and the Variable Account Sub-Accounts.

                    OWNER. The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy; includes the Certificate Owner under a group policy. If no person is designated as Owner, the Insured will be the Owner.

                    PLANNED PREMIUMS: The amount of premium the Policy Owner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a premium reminder notice.

                    POLICY: The life insurance contract described in this Prospectus, i.e., either an individual Policy or a Certificate evidencing the Owner's participation in a group policy, under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected.

                    POLICY YEAR: Each twelve-month period, beginning on the Issue Date, during which the Policy is in effect.

                    PREMIUM PAYMENT: A premium payment made under the Policy.

                    RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which the Owner may return the Policy and receive a refund of premiums paid, the latest of
                    (a) 10 days after the Policy is received, unless otherwise stipulated by state law requirements, (b) 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or (c) 45 days after the application for the Policy is signed.


                    SETTLEMENT OPTION(S): Several ways in which the Beneficiary may receive a Death Benefit, or in which the Owner may choose to receive payments upon surrender of the Policy.


                    SUB-ACCOUNT: That portion of the Variable Account which is invested in shares of a specific Fund.

                    SURRENDER CHARGE: The amount retained by the Company upon the full surrender of the Policy.

                    SURRENDER VALUE: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All of the Surrender Value may be applied to one or more of the Settlement Options.

                    VALUATION DAY: Every day on which Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: CG Variable Life Insurance Separate Account II. Consists of all Sub-Accounts invested in shares of the Funds. Variable Account assets are kept separate from the general assets of the Company and are not chargeable with the general liabilities of the Company.

                    VARIABLE ACCOUNT VALUE: The portion of the Accumulation Value attributable to the Variable Account.

HIGHLIGHTS
                    The Policy is a flexible premium variable life insurance policy. Its values may be accumulated on a fixed or variable basis or a combination of fixed and variable bases. The Policy's provisions may vary in some states.
INITIAL CHOICES
TO BE MADE
                    When purchasing a Policy, the Owner makes three important choices:

                    1) Selecting one of the two Death Benefit Options;
                    2) Selecting the amount of Premium Payments to make; and
                    3) Selecting how Net Premium Payments will be allocated
                       among the available funding options.
LEVEL OR VARYING
DEATH BENEFIT
                    At the time of purchase, the Policy Owner (also called the "Owner" in this Prospectus) must choose between the two Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death. Under the level Death Benefit Option, the Death Benefit will be the greater of the Specified Amount, or the Corridor Death Benefit. Under the varying Death Benefit Option, the Death Benefit will be the greater of the Specified Amount plus the Accumulation Value, or the Corridor Death Benefit (See "Death Benefit").

                    The Policy also offers a Guaranteed Initial Death Benefit Provision which ensures that for the first five Policy Years the Death Benefit will not be less than the Initial Specified Amount, regardless of market performance, assuming there have been no loans or surrenders, even if the Surrender Value is insufficient to cover the current Monthly Deductions (See "Guaranteed Death Benefit Provision").
AMOUNT OF
PREMIUM PAYMENT
                    At the time of purchase, the Policy Owner must also choose the amount of premium to be paid. The Owner may vary Premium Payments to some extent and still keep the Policy in force. Premium reminder notices will be sent for Planned Premiums and for premiums required to continue this Policy in force. If the Policy lapses it may be reinstated (See "Reinstatement of a Lapsed Policy"). Premium Payments are refundable during the Right-to-Examine Period.
SELECTION OF
FUNDING
VEHICLE(S)
                    The Policy Owner must choose how to allocate Net Premium Payments. Net Premium Payments allocated to the Variable Account may be allocated to one or more Sub-Accounts of the Variable Account, each of which invests in shares of a particular Fund. The Initial Premium Payment will not be allocated to the Variable Account until three days following the expiration of the Right-to-Examine Period (see "Short-Term Right to Cancel the Policy"). The Fixed Account may also be elected as an allocation option. Allocations to any Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account value of less than $2,500. Further, at this time, no more than 18 Sub-Accounts may be opened during the life of the Policy. The Company may expand this number at a future date. The variable portion of a Policy is supported by the Fund(s) selected as funding vehicle(s). The portion of the Variable Account Value attributable to a particular Fund through the Sub-Account of the Variable Account is not guaranteed and will vary with the investment performance of that Fund.
CHARGES
AND FEES
                    There is a 5.0% premium load on all Premium Payments.

                    Monthly deductions are made for the Cost of Insurance and any riders.

                    Monthly deductions ($15 per month during the first Policy Year and, currently, $5 per month thereafter) are also made for administrative expenses.

                    Daily deductions from Variable Account Value are made for the mortality and expense risk, currently at the annual rate of .80% during the first twelve Policy Years and .55% thereafter.

                    Investment results for each Sub-Account are affected by each Fund's daily charge for management fees; these charges vary by Fund and are shown at pages 10-11 of this Prospectus.


                    A transaction fee of $25 is imposed for each partial surrender and for certain transfers in excess of 12 per Policy Year.


                    A surrender charge will be deducted upon full surrender of a Policy within the first ten Policy Years or within ten years after an increase in Specified Amount.


                    Interest is charged on Policy loans. The net interest spread (the amount by which interest charged exceeds interest credited) is currently 1% per year in the first ten Policy Years and .25% per year thereafter.


                    The Company may derive a profit from its charges except from the monthly deduction for administrative expenses and the transaction fee.

THE COMPANY
                    The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone (860) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

                    The Company markets the Policies through independent insurance brokers, general agents, and registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc.

                    The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted. A blanket bond for $100 million covers all of the officers and employees of the Company.

THE VARIABLE ACCOUNT
                    CG Variable Life Insurance Separate Account II was established pursuant to a July 6, 1994 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited without regard to the other income, gains or losses of the Company. The Company serves as the custodian of the assets of the Variable Account. These assets are held for the Policies.

                    Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Policies are general corporate liabilities of the Company. Any and all distributions made by the Funds with respect to shares held by the Variable Account will be reinvested in additional shares at net asset value. Deductions and surrenders from the Variable Account will, in effect, be made by surrendering shares of the Funds at net asset value. On each Valuation Day of each Fund, the Variable Account purchases or redeems Fund shares based on a netting of all transactions for that day. Shares of the Funds held in the Variable Account are held by the Company through an open account system, which makes unnecessary the issuance and delivery of stock certificates.


                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision of the Variable Account or the Company's management or investment practices or policies by the Commission. The Company does not guarantee the Variable Account's investment performance.


                    The Company has several other separate accounts registered as unit investment trusts with the Commission for the purpose of funding the variable annuity contracts and variable life insurance policies of the Company.
THE FUNDS

                    Each of the nineteen Sub-Accounts of the Variable Account is invested solely in the shares of one of the nineteen Funds available as funding vehicles under the Policies. Each of the Funds is a series of one of seven entities, all Massachusetts business trusts, except for AIM Variable Insurance Funds, Inc., a Maryland corporation. Each such entity is registered as an open-end, diversified management investment company under the 1940 Act. These entities are collectively referred to herein as the "Trusts."



                    The seven Trusts and their Investment advisers and distributors are:



                        AIM Variable Insurance Funds, Inc. ("AIM V.I. Fund"), managed by A I M Advisors, Inc., and distributed by A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173;



                        CIGNA Variable Products Group ("CIGNA Group"), managed by CIGNA Investments, Inc., and distributed by CIGNA Financial Advisors, Inc., 900 Cottage Grove Road, Hartford, CT 06152;



                        Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research

                        Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103;

                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;


                        Templeton Variable Products Series Fund ("Templeton Trust"), managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/Templeton Distributors, Inc., 700 Central Avenue, St. Petersburg, FL 33701;



                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.


                    Four Funds of AIM V.I. Fund are available under the
                    Policies:


                        AIM V.I. Capital Appreciation Fund;
                        AIM V.I. Diversified Income Fund;
                        AIM V.I. Growth Fund;
                        AIM V.I. Value Fund.



                    Two Funds of CIGNA GROUP are available under the Policies:



                        CIGNA VP Money Market Fund;

                        CIGNA VP S&P 500 Index Fund.



                    One Fund of FIDELITY VIP is available under the Policies:



                        Equity-Income Portfolio ("Fidelity VIP Equity-Income Portfolio").



                    Two Funds of FIDELITY VIP II are available under the
                    Policies:



                        Asset Manager Portfolio ("Fidelity VIP II Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity VIP II
                    Investment Grade Bond Portfolio").



                    Four Funds of MFS Trust are available under the Policies:



                        MFS Emerging Growth Series;
                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS World Governments Series.



                    Three Funds of TEMPLETON Trust are available under the
                    Policies:



                        Templeton Asset Allocation Fund: Class 1;
                        Templeton International Fund: Class 1;
                        Templeton Stock Fund: Class 1.


                    Three Funds of OCC Trust are available under the Policies:

                        Global Equity Portfolio;
                        Managed Portfolio;
                        Small Cap Portfolio.


                    The investment advisory fees charged the Funds by their advisers are shown on pages 11 and 12 of this Prospectus.


                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.


                    AIM V.I. CAPITAL APPRECIATION FUND (Small Cap Stocks): Seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.



                    AIM V.I. DIVERSIFIED INCOME FUND (Fixed
                    Income - Intermediate Term Bonds): Seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").


                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by its adviser to have strong earnings momentum.

                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its adviser to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.


                    CIGNA VP MONEY MARKET FUND (Money Market): Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.



                    CIGNA VP S&P 500 INDEX FUND (Large Cap Stocks): Seeks to achieve its objective of long-term growth of capital by attempting to replicate the composition and total return, reduced by fund expenses, of the Standard and Poor's 500 Composite Stock Price Index.



                    FIDELITY VIP II ASSET MANAGER PORTFOLIO (Balanced or Total Return): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (Fixed Income - Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.



                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.



                    MFS EMERGING GROWTH SERIES (Large Cap Stocks): Seeks to provide long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.


                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    MFS WORLD GOVERNMENTS SERIES (International Fixed Income):
                    Seeks not only preservation, but also growth, of capital together with moderate current income through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

                    TEMPLETON ASSET ALLOCATION FUND (Balanced or Total Return):
                    Seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. Assets are allocated among different investments depending upon worldwide market and economic conditions.


                    TEMPLETON INTERNATIONAL FUND (International Stocks): Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.



                    TEMPLETON STOCK FUND (Global Stocks): Seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world, including the U.S.


                    OCC GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    OCC SMALL CAP PORTFOLIO (Small Cap Stocks): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.


                    The AIM Diversified Income Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Asset Manager Portfolio, MFS Total Return Series, MFS Utilities Series, MFS World Governments Series, OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio, Templeton Asset Allocation Fund, Templeton International Fund and Templeton Stock Fund portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Net Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual Funds underlying the Variable Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first twelve Policy Years. It currently declines to .55% per year thereafter and is guaranteed not to exceed .90% per year.

                                   FEE TABLE

                                             AIM VARIABLE INSURANCE FUNDS, INC.
                                     --------------------------------------------------
                                       AIM V.L.
                                        CAPITAL       AIM V.I.     AIM V.I.   AIM V.I.
                                     APPRECIATION   DIVERSIFIED     GROWTH      VALUE
                                         FUND       INCOME FUND      FUND       FUND
                                     -------------  ------------   --------   ---------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk
 Charge............................      0.80%           0.80%      0.80%      0.80%
Total Separate Account Annual
 Expenses..........................      0.80%           0.80%      0.80%      0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees....................      0.64%           0.60%      0.65%      0.64%
Other Expenses.....................      0.09%           0.26%      0.13%      0.09%
Total Fund Portfolio Annual
 Expenses..........................      0.73%           0.86%      0.78%      0.73%

                                                                              FIDELITY VARIABLE INSURANCE
                                                  CIGNA VP                          PRODUCTS FUNDS
                                                    GROUP                  ---------------------------------
                                     -----------------------------------    VIP II      VIP I       VIP II
                                         CIGNA VP            CIGNA          ASSET      EQUITY-    INVESTMENT
                                          MONEY              VP S&P        MANAGER     INCOME     GRADE BOND
                                       MARKET FUND       500 INDEX FUND    PORTFOLIO  PORTFOLIO   PORTFOLIO
                                     ----------------   ----------------   --------   ---------   ----------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk
 Charge............................            0.80%              0.80%       0.80%      0.80%      0.80%
Total Separate Account Annual
 Expenses..........................            0.80%              0.80%       0.80%      0.80%      0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees....................            0.35%              0.25%       0.64%      0.51%      0.45%
Other Expenses.....................            0.15%              0.00%       0.10%      0.07%      0.13%
Total Fund Portfolio Annual
 Expenses..........................            0.50%(1)           0.25%(1)    0.74%(2)    0.58%(2)   0.58%


------------------------

(1) The Funds' investment adviser has voluntarily agreed to waive such portion of its management fee as is necessary to cause the Total Fund Portfolio Annual Expenses of the Fund not to exceed .50% of the Money Market Fund's average daily net asset value and .25% of the S&P 500 Index Fund's average daily net asset value. If this is not sufficient to cause the Total Fund Portfolio Annual Expenses of the VP Money Market Fund and VP S&P 500 Index Fund not to exceed the applicable percentage of average daily net asset value, the adviser has agreed to pay such other expenses of those Funds as is necessary to keep Total Fund Portfolio Annual Expenses from exceeding the applicable percentage. This arrangement will continue in effect until May 1, 1998, and afterwards to the extent described in the Funds' then current prospectus. To the extent management fees are waived by the adviser, or expenses of a Fund are paid by the adviser, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer waived or expenses of a Fund are no longer paid. Total Fund Portfolio Annual Expenses would have been 1.53% and 0.64% for VP Money Market and VP S&P Index Fund, respectively prior to reimbursement by the advisor.



(2) A portion of the brokerage commissions that certain funds paid was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.73% for the VIP II Asset Manager Portfolio and 0.56% for the VIP Equity-Income Portfolio.

The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter for administrative expenses. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

                 MFS VARIABLE INSURANCE TRUST
   ---------------------------------------------------------
       MFS             MFS
     EMERGING         TOTAL          MFS         MFS WORLD
      GROWTH         RETURN       UTILITIES     GOVERNMENTS
      SERIES         SERIES         SERIES         SERIES
   ------------    -----------   ------------   ------------
       0.80%          0.80%          0.80%          0.80%
       0.80%          0.80%          0.80%          0.80%

       0.75%          0.75%          0.75%          0.75%
       0.25%(4)       0.25%(4)       0.25%(4)       0.25%(4)
       1.00%(3)       1.00%(3)       1.00%(3)       1.00%(3)

                         TEMPLETON VARIABLE PRODUCTS
                                 SERIES FUNDS
                 --------------------------------------------
   ------------    TEMPLETON
       MFS           ASSET           TEMPLETON      TEMPLETON
     EMERGING      ALLOCATION      INTERNATIONAL      STOCK
      GROWTH          FUND             FUND           FUND
      SERIES        CLASS 1           CLASS 1        CLASS 1
   ------------  --------------    -------------    ---------
       0.80%           0.80%               0.80%        0.80%
       0.80%           0.80%               0.80%        0.80%
       0.75%           0.61%               0.70%        0.70%
       0.25%(4)        0.17%               0.18%        0.18%
       1.00%(3)        0.78%(5)            0.88%(5)     0.88%(5)


   ------------         OCC ACCUMULATION TRUST
       MFS        -----------------------------------
     EMERGING      GLOBAL
      GROWTH       EQUITY       MANAGED     SMALL CAP
      SERIES      PORTFOLIO    PORTFOLIO    PORTFOLIO
   ------------   ---------    ---------    ---------
       0.80%          0.80%        0.80%        0.80%
       0.80%          0.80%        0.80%        0.80%
       0.75%          0.80%        0.80%        0.80%
       0.25%(4)       0.63%        0.10%        0.22%
       1.00%(3)       1.48%(6)     0.90%(6)     1.02%(6)

------------------------
(3) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Emerging Growth Series, Total Return Series, Utilities Series and World Government Series would be 0.41%, 1.35%, 2.00% and 1.28% respectively, and "Total Fund Portfolio Annual Expenses" would be 1.16%, 2.10%, 2.75%, and 2.03% respectively, for these Series. See "Information Concerning Shares of Each Series--Expenses."

(4) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".

(5) Management Fees and Total Fund Portfolio Annual Expenses have been restated to reflect the management fee schedule approved by shareholders effective May 1, 1997. See fund prospectus for details. Actual fees and annual expenses before May 1, 1997 were lower.

(6) The annual expenses of OCC Accumulation Trust Portfolios (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the Managed and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been: .80%, 1.04% and 1.84%, respectively, for the Global Equity Portfolio; .80%, .10% and .90%, respectively, for the Managed Portfolio; and .80%, .26% and 1.06%, respectively, for the Small Cap Portfolio.

                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments").

                    Required premium levels will vary based on market performance. In a prolonged market downturn, affecting all Sub-Accounts, additional Premium Payments may be necessary to maintain the level of coverage or to avoid lapsing of the Policy. Review of periodic contract statements is strongly suggested to determine appropriate premium requirements.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the investment objectives of the Policies, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Series Fund in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Series Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Series Fund not more than sixty (60) days prior to the meeting of the particular Series Fund. Voting instructions will be solicited by written communication at least fourteen
                    (14) days prior to the meeting.


                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Series Funds do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Series Funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS

                    The Company has entered into agreements with the various Series Funds and their advisers or distributors under which the Company makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate the Company therefor.

DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available. The amount payable under either option will be determined as of the date of the Insured's death.

                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit"). The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table in "Payment of Death Benefit" to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.

                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.

                    CHANGES IN DEATH BENEFIT OPTION

                    A Death Benefit Option change will be allowed upon the Owner's written request to the Annuity & Variable Life Services Center in form satisfactory to the Company, subject to the following conditions:

                     - The change will take effect on the Monthly Anniversary
                       Day or on the next Valuation Day following the date of receipt of the request.

                     - There will be no change in the Surrender Charge, and
                       evidence of insurability may be required.

                     - No change in the Death Benefit Option may reduce the
                       Specified Amount below $100,000.

                     - For changes from Option 1 to Option 2, the new Specified
                       Amount will equal the Specified Amount less the Accumulation Value at the time of the change.

                     - For changes from Option 2 to Option 1, the new Specified
                       Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.

                    GUARANTEED DEATH BENEFIT PROVISION

                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial

                    Specified Amount during the first five Policy Years even if the Surrender Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.

                    Changes in Initial Specified Amount, partial surrenders, and Death Benefit Option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.

                    PAYMENT OF DEATH BENEFIT

                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at the Annuity & Variable Life Services Center of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.

                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as the Company may make available in the future.

                    If the Policy is assigned as collateral security, the Company will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

                    The Death Benefit under the Policy at any point in time must be at least the following "Corridor Percentage" of the Accumulation Value based on the Insured's attained age:

                     INSURED'S     CORRIDOR       INSURED'S      CORRIDOR
                    ATTAINED AGE  PERCENTAGE    ATTAINED AGE    PERCENTAGE
                    ------------  -----------   -------------   -----------
                        0-40          250%            70            115%
                         41           243             71            113
                         42           236             72            111
                         43           229             73            109
                         44           222             74            107
                                       --              -             --
                         45           215             75            105
                         46           209             76            105
                         47           203             77            105
                         48           197             78            105
                         49           191             79            105
                                       --              -             --
                         50           185             80            105
                         51           178             81            105
                         52           171             82            105
                         53           164             83            105
                         54           157             84            105
                                       --              -             --
                         55           150             85            105
                         56           146             86            105
                         57           142             87            105
                         58           138             88            105
                         59           134             89            105
                                       --              -             --
                         60           130             90            105
                         61           128             91            104
                         62           126             92            103

                     INSURED'S     CORRIDOR       INSURED'S      CORRIDOR
                    ATTAINED AGE  PERCENTAGE    ATTAINED AGE    PERCENTAGE
                    ------------  -----------   -------------   -----------
                         63           124             93            102
                         64           122             94            101
                                       --              -             --
                         65           120             95            100
                         66           119             96            100
                         67           118             97            100
                         68           117             98            100
                         69           116             99            100
                                       --              -             --

                    CHANGES IN SPECIFIED AMOUNT

                    Changes in the Specified Amount of a Policy can be made by submitting a written request to the Annuity & Variable Life Services Center in form satisfactory to the Company.

                    Changes in the Specified Amount are subject to the following conditions:

                     - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                     - An increase in the Specified Amount will increase the
                       Surrender Charge.

                     - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.

                     - No decrease may reduce the Specified Amount to less than
                       $100,000.

                     - No decrease may reduce the Specified Amount below the
                       minimum required to maintain the Policy's status under the Code as a life insurance policy.

PREMIUM PAYMENTS; TRANSFERS

                    PREMIUM PAYMENTS

                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Surrender Value or Guaranteed Minimum Death Benefit. Each subsequent Premium Payment must be at least $100. The Company reserves the right to decline any application or Premium Payment.

                    After the initial Premium Payment, all Premium Payments must be sent directly to the Annuity & Variable Life Services Center and will be deemed received when actually received there.

                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.

                    ADDITIONAL PREMIUMS are any Premium Payments made ($100 minimum) in addition to Planned Premiums.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during each of the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse during the first five Policy Years if the Surrender Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Surrender Value is less than the next Monthly Deduction.

                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").

                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:

                     - Evidence of insurability may be required if the
                       Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, the increase in premium will be refunded without interest and without participation of such amounts in any underlying funding options.

                     - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, the Company will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                     - If there is any Policy indebtedness, any additional Net
                       Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    At the time of purchase of the Policy, the Owner must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Variable Account Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account value of less than $2,500. Further, at this time, no more than 18 Sub-Accounts may be opened during the life of the Policy. The Company may expand this number at a future date. For each Variable Account Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. The Company will allocate the initial Net Premium Payment directly to the Sub-Account(s) selected by the Owner within three days after expiration of the Right-to-Examine Period.

                    Unless the Company is directed otherwise by the Policy Owner, subsequent Net Premium Payments will be allocated on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.

                    The allocation for future Net Premium Payments may be changed at any time free of charge. Any new allocation will apply to Premium Payments made more than one week after the Company receives the notice of the new allocatin. Any new allocation is subject to the same requirements as the initial allocation. The Company may, at its sole discretion, waive minimum premium allocation requirements.

                    TRANSFERS

                    Before the Insured attains age 100, values may, at any time, be transferred ($500 minimum) from one Sub-Account to another or from the Variable Account to the Fixed Account. Within the 30 days after each Policy Anniversary, the Owner may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age 100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at the Annuity & Variable Life Services Center. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. The Company may further limit transfers from the Fixed Account at any time.

                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers may be made in writing or by telephone unless the Policy Owner has indicated in writing in the application or otherwise that telephone transfers are not to be permitted. To make a telephone transfer, the Policy Owner must call the Annuity & Variable Life Services Center and provide, as identification, his or her Policy Number and a requested portion of his or her Social Security number. A customer service representative will then come on the line and, upon ascertaining that telephone transfers are permitted for that Policy, take the transfer request, which will be processed as of the next close of business and confirmed the day after that. The Company disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.


                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received at the Annuity & Variable Life Services Center. Transfer requests must be received by the Annuity & Variable Life Services Center by 4:00 Eastern Time in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. The Policy Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts. See pages 8-11 of this Prospectus.


                    The Company, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected by the Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the Fixed Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as selected by the Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.


                    Dollar Cost Averaging may be elected by establishing a Money Market Sub-Account or the Fixed Account value of at least $1,000. The minimum amount per month to allocate is $100 (subject to the 18 Sub-Account limitation described under "Allocation of Net Premium Payments" above). Enrollment in this program may occur at any time by calling the Annuity & Variable Life Services Center or by providing the information requested on the Dollar Cost Averaging election form to the Company, provided that sufficient value is in the Money Market Sub-Account or the Fixed Account. Transfers to the Fixed Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.


                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Policy is surrendered.

                    There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program.

                    AUTOMATIC REBALANCING


                    Automatic Rebalancing is an option which, if elected by the Owner on the initial application, or thereafter by calling the Annuity & Variable Life Services Center, periodically restores to a pre-determined level the percentage of Policy Value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected on the application, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a written request to the Company or by calling the Annuity & Variable Life Services Center.


                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account is not available for Automatic Rebalancing.


                    Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once Automatic Rebalancing is activated, any Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing. Any subsequent premium payment or withdrawal that modifies the net account balance within each Sub-Account may also cause termination of Automatic Rebalancing. Any such termination will be confirmed to the Owner. The Owner may terminate Automatic Rebalancing or re-enroll at any time by calling or writing the Annuity & Variable Life Services Center.


                    There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.

CHARGES; FEES

                    PREMIUM LOAD

                    A deduction of 5.0% of each Premium Payment will be made to cover the premium load. This load represents state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. The 2.35% portion of this deduction for premium taxes may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes, which range from 1.75% to 5.0%. The Company estimates 1.15% of each Premium Payment will be used to meet federal income tax liabilities attributable to the treatment of deferred acquisition costs. The remaining 1.5% of the deduction is for sales expenses. The combination of the 1.5% front-end sales load and the deferred sales component of the surrender charge will not exceed maximum sales charges permitted under the 1940 Act.

                    MONTHLY DEDUCTIONS

                    A Monthly Deduction is made from the Net Accumulation Value for administrative expenses. The monthly administrative fee is $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed the Company's costs. For subsequent Policy Years, this monthly fee will never exceed $10.

                    A Monthly Deduction is also made from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, risk class and gender classification (in accordance with state law) of the Insured and the current Net Amount at Risk.

                    The Cost of Insurance is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by 1.0032737, subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by the Company. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584
     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084
    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085
    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919
    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338
    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428
    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107
    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722
    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211
    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725
ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909
    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330
    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851
    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533
    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493
    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915
    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.

                    If the Insured is still living at age 100 and the Policy has not been surrendered, no further Monthly Deductions are taken and any Variable Account Value is transferred to the Fixed Account. The Policy will then remain in force until surrender or the Insured's death.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE

                    For mortality and expense risks, a daily deduction, currently equivalent to .80% per year during the first twelve Policy Years and .55% per year thereafter, is made from amounts held in the Variable Account. This deduction is guaranteed not to exceed .90% per year.

                    SURRENDER CHARGE

                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. (See "Appendix 1 -- Illustration of Surrender Charges".)

                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new policy whose Specified Amount was equal to the amount of the increase. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. The Company may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs the Company otherwise.

                    The portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is at most 28.5% of the sum of Premium Payments in the first two Policy Years up to one Guideline Annual Premium, plus 8.5% of Premium Payments in the first two Policy Years between one and two times one Guideline Annual Premium plus 7.5% of Premium Payments in the first two Policy Years in excess of two times one Guideline Annual Premium. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount. Under certain circumstances involving the payment of very large premiums during the first two Policy Years, a lesser portion of the Surrender Charge will be applied to reimburse the Company for sales and promotional expense, to the extent required by federal or state law. Any surrenders may result in tax implications. (See "Tax Matters".)

                    Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the General Account of the Company, which supports insurance and annuity obligations.

THE FIXED ACCOUNT

                    The Fixed Account is funded by the assets of the Company's General Account. Amounts held in the Fixed Account are guaranteed and will be credited with interest at rates as determined from time to time by the Company, but not less than 4% per year.

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

POLICY VALUES

                    ACCUMULATION VALUE

                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Variable Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at the Annuity & Variable Life Services Center (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.

                    The Accumulation Value of a Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.

                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Variable Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Variable Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Variable Account.

                    Each Policy Owner will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Variable Account Value, the Fixed Account Value and the Loan Account Value.

                    Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCUMULATION UNIT VALUE

                    The value of a Variable Accumulation Unit for any Valuation Period is determined by multiplying the value of that Variable Accumulation Unit for the immediately preceding

                    Valuation Period by the Net Investment Factor for the current period for the appropriate Sub-Account. The Net Investment Factor is determined separately for each Sub-Account by dividing (a) by (b) and subtracting (c) from the results where (a) equals the net asset value per share of the Fund held in the Sub-Account at the end of a Valuation Period plus the per share amount of any distribution declared by the Fund if the "ex-dividend" date is during the Valuation Period plus or minus taxes or provisions for taxes, if any, attributable to the operation of the Sub-Account during the Valuation Period; (b) equals the net asset value per share of the Fund held in the Sub-Account at the beginning of that Valuation Period, and
                    (c) is the daily charge for mortality and expense risk multiplied by the number of days in the Valuation Period.

                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. See "Surrender Charge."

SURRENDERS

                    PARTIAL SURRENDERS

                    A partial surrender may be made at any time by written request to the Annuity & Variable Life Services Center during the lifetime of the Insured and while the Policy is in force. Such request may also be made by telephone if telephone transfers have been previously authorized in writing. A $25 transaction fee is charged.

                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.

                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.

                    The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless the Policy Owner and the Company agree otherwise.

                    FULL SURRENDERS

                    A full surrender may be made at any time. The Company will pay the Surrender Value next computed after receiving the Owner's written request at the Annuity & Variable Life Services Center in a form satisfactory to the Company. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of the surrendered amount from the Variable Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at the Company's option. If the Company exercises its right to defer such payment or transfer interest will be added as required by law.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION

                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Surrender Value to cover the Monthly Deduction.

                    After the five-year period expires, and depending on the investment performance of the funding options, the Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.

                    A lapse occurs if a Monthly Deduction is greater than the Surrender Value and no payment to cover the Monthly Deduction is made within the Grace Period. The Company will send the Owner a lapse notice at least 31 days before the Grace Period expires.

                    REINSTATEMENT OF A LAPSED POLICY

                    The Owner can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, the Company will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.

                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following the Company approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS

                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to the Company. The loan may be for any amount up to 100% of the Surrender Value; however, the Company may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the Loan Account Value. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless the Company is instructed otherwise in writing at the Annuity & Variable Life Services Center.

                    Interest on loans will accrue at an annual rate of 8%, and net loan interest (interest charged less interest credited as described below) is payable once a year in arrears on each anniversary of the loan, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the net interest will be withdrawn proportionately from the values in each funding option.


                    The Company will credit interest on the Loan Account Value. During the first ten Policy Years, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .25% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.


                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

SETTLEMENT OPTIONS

                    Proceeds in the form of Settlement Options are payable by the Company at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options.

                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to the Company, and will take effect upon its receipt at the Annuity & Variable Life Services Center. Payments after the first payment will be made on the first day of each month.

                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;

                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;

                    FOURTH OPTION -- Payment of interest annually on the sum left with the Company at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by the Company at the time the request is made.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY

                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, unless otherwise stipulated by state law requirements, within 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or within 45 days after the application for the Policy is signed, whichever occurs latest. The Initial Premium Payment made when the Policy is issued will be held in the Fixed Account and not allocated to the Variable Account even if the Policy Owner may have so directed until three business days following the expiration of the Right-to-Examine Period. If the Policy is returned for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.

                    POLICY OWNER

                    While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to the Company and recorded at the Annuity & Variable Life Services Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Annuity & Variable Life Services Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded.

                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to the Policy Owner or the Policy Owner's executor(s), administrator(s) or assigns.

                    ASSIGNMENT

                    While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Annuity & Variable Life Services Center. No assignment will affect any payment made or action taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to the Company before it was recorded.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    The Policy Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by the Company. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.

                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Policy Owner will be required to make additional Premium Payments in order to effect the exchange. The new policy will have the same Issue Date and Issue Age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY

                    The Company will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

                    MISSTATEMENT OF AGE OR SEX

                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:

                    1. is the Net Amount at Risk at the time of the Insured's
                       death;

                    2. is the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

                    3. is the Accumulation Value at the time of the Insured's
                       death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, the Company will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

TAX MATTERS

                    POLICY PROCEEDS

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Sub-Account of the Variable Account must meet certain tests. The Company believes the Variable Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

                    The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

                    TAXATION OF THE COMPANY

                    The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units.

                    The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    The Company may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    SECTION 848 CHARGES

                    The 5.0% premium load is assessed to cover state taxes, federal income tax liabilities and a portion of the sales expenses incurred by the Company. This load is made up of 2.35% for state taxes, 1.15% for the additional federal income tax burden under

                    Section 848 of the Code relating to the tax treatment of deferred acquisition costs and a 1.5% sales load. The 1.15% charge for federal income tax liabilities is reasonable in relation to the Company's increased taxes under this Section of the Code.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

OTHER MATTERS

                    DIRECTORS AND OFFICERS OF THE COMPANY


                    The following persons are Directors and officers of the Company. The address of each is 900 Cottage Grove Road, Hartford, CT 06152 and each has been employed by the Company or its affiliates for more than five years except Mr. Jones, Mr. Pacy and Dr. Schaffer. Prior to February 1994, Mr. Jones was Executive Vice President, Chief Administrative Officer, Chief Operating Officer and Director, NAC Re Corporation and NAC Reinsurance Corporation (Chief Operating Officer of NAC Re Corporation beginning June 1993). Prior to January 1995, Mr. Pacy was Senior Manager -- IT Infrastructure and Technology Management Officer, Digital Equipment Corporation. Prior to May 1993, Dr. Schaffer was Vice President, Professional Affairs, Aetna Health Plans, Aetna Life & Casualty.



                                       POSITIONS AND OFFICES
       NAME AND ADDRESS                  WITH THE COMPANY
------------------------------  -----------------------------------
Thomas C. Jones                 President
                                (Principal Executive Officer)
Bradley K. Miller               Assistant Vice President and
                                Actuary
                                (Principal Financial Officer)
Robert Moose                    Vice President
                                (Principal Accounting Officer)
David C. Kopp                   Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
H. Edward Hanway                Director and Chairman of the Board
Harold W. Albert                Director
Robert W. Burgess               Director
John G. Day                     Director and Chief Counsel
Joseph M. Fitzgerald            Director and Senior Vice President
Carol M. Olsen                  Director and Senior Vice President
John E. Pacy                    Director and Senior Vice President
Arthur C. Reeds, III            Director and Senior Vice President
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, M.D.         Director and Senior Vice President
Marc L. Preminger               Director, Senior Vice President and
                                Chief Financial Officer

                    DISTRIBUTION OF POLICIES

                    The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the Company's principal underwriter, CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for the Company's other registered separate accounts and for a registered separate account of CIGNA Life Insurance Company, a wholly-owned subsidiary of the Company.

                    Gross first year commissions paid by the Company, including expense reimbursement allowances, on the sale of these Policies are not more than 112.5% of Premium Payments. Gross renewal commissions paid by the Company will not exceed 5.625% of Premium Payments.

                    CHANGES OF INVESTMENT POLICY

                    The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY THE COMPANY

                    The Company does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                    STATE REGULATION

                    The Company is subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Connecticut Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    The Company maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account of the Variable Account, and any Loan Account Value.

                    Policy Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING

                    The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Policies. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    LEGAL PROCEEDINGS

                    There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which the Company and the Variable Account are parties or to which any of their property is subject. The principal underwriter, CFA, is not engaged in any material litigation of any nature.

                    EXPERTS

                    Actuarial opinions regarding Deferred Acquisition Cost Tax (DAC Tax) and Mortality and Expense Charges included in this Prospectus have been rendered by Michelle L. Kunzman, as stated in the opinion filed as an Exhibit to the Registration Statement given on the authority of Ms. Kunzman as an expert in actuarial matters.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., Chief Counsel, CIGNA Individual Insurance, 900 Cottage Grove Road, Hartford, CT 06152, in the opinion filed as an Exhibit to the Registration Statement given on his authority as an expert in these matters.


                    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the registration statement of which this Prospectus is a part.


                    REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration

                    Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                    FINANCIAL STATEMENTS


                    There follow consolidated balance sheets of the Company and its subsidiaries as of December 31, 1996 and 1995 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 1996, 1995 and 1994. There also follow, for the Variable Account, statements of assets and liabilities as of December 31, 1996 and related statements of operations and statements of changes in net assets for the period ended December 31, 1996.



                    The most current financial statements of the Company are those as of the end of the most recent fiscal year. The Company represents that there have been no adverse changes in the financial condition or operations of the Company between the end of 1996 and the date of this Prospectus.



                    These financial statements should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICE WATERHOUSE LLP                                                   [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 11, 1997

The Board of Directors and Shareholder of
Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

             [SIG]

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-----------------------------------------------------------------------------------------------------

(IN MILLIONS)
-----------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,314  $   4,998  $   4,960
Net investment income...............................................      3,199      3,138      2,805
Realized investment gains (losses)..................................         37         (7)        27
Other revenues......................................................          9          9          8
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,559      8,138      7,800
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      6,069      5,892      5,574
Policy acquisition expenses.........................................        143        127         89
Other operating expenses............................................      1,477      1,358      1,363
                                                                      ---------  ---------  ---------
    Total benefits, losses and expenses.............................      7,689      7,377      7,026
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................        870        761        774
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        394        301        220
  Deferred..........................................................        (81)       (44)        45
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        313        257        265
                                                                      ---------  ---------  ---------
NET INCOME..........................................................        557        504        509
Dividends declared..................................................       (600)      (252)      (300)
Retained earnings, beginning of year................................      3,220      2,968      2,759
-----------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR......................................  $   3,177  $   3,220  $   2,968
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------

(IN MILLIONS)
------------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                               1996       1995
------------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $19,882; $20,147)......  $  20,816  $  22,162
  Mortgage loans..........................................................     10,152     10,218
  Equity securities, at fair value (cost, $59; $54).......................         41         66
  Policy loans............................................................      7,133      6,925
  Real estate.............................................................      1,025      1,158
  Other long-term investments.............................................        193        193
  Short-term investments..................................................        417        138
                                                                            ---------  ---------
      Total investments...................................................     39,777     40,860
Cash and cash equivalents.................................................         --         --
Accrued investment income.................................................        619        626
Premiums and accounts receivable..........................................        817        991
Reinsurance recoverables..................................................      1,303      1,258
Deferred policy acquisition costs.........................................        780        689
Property and equipment, net...............................................        276        319
Current income taxes......................................................         12         21
Deferred income taxes, net................................................        639        403
Goodwill..................................................................        488        503
Other assets..............................................................        249        149
Separate account assets...................................................     22,555     18,177
------------------------------------------------------------------------------------------------
      Total assets........................................................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------
LIABILITIES
Contractholder deposit funds..............................................  $  29,621  $  29,762
Future policy benefits....................................................      8,187      8,547
Unpaid claims and claim expenses..........................................      1,170      1,151
Unearned premiums.........................................................        200         95
                                                                            ---------  ---------
      Total insurance and contractholder liabilities......................     39,178     39,555
Accounts payable, accrued expenses and other liabilities..................      1,808      1,872
Separate account liabilities..............................................     22,365     18,075
------------------------------------------------------------------------------------------------
      Total liabilities...................................................     63,351     59,502
------------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 11
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).......................................         30         30
Additional paid-in capital................................................        766        766
Net unrealized appreciation on investments................................        188        476
Net translation of foreign currencies.....................................          3          2
Retained earnings.........................................................      3,177      3,220
------------------------------------------------------------------------------------------------
      Total shareholder's equity..........................................      4,164      4,494
------------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity..........................  $  67,515  $  63,996
------------------------------------------------------------------------------------------------
                                                                            --------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------

(IN MILLIONS)
---------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                         1996       1995       1994
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     557  $     504  $     509
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Insurance liabilities...........................................         57        (90)      (249)
  Reinsurance recoverables........................................        (11)     1,201        282
  Premiums and accounts receivable................................         77         32       (188)
  Deferred income taxes, net......................................        (82)       (44)        45
  Other assets....................................................         43        (14)        68
  Accounts payable, accrued expenses, other liabilities and
   current income taxes...........................................       (113)       212       (192)
  Other, net......................................................       (149)        22        (24)
                                                                    ---------  ---------  ---------
    Net cash provided by operating activities.....................        379      1,823        251
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities -- available for sale..........................      1,589      1,070      1,389
  Fixed maturities -- held to maturity............................         --         --         12
  Mortgage loans..................................................        640        383        496
  Equity securities...............................................         13        119         41
  Real estate.....................................................        345        299        242
  Other (primarily short-term investments)........................      3,613      2,268      1,005
Investment maturities and repayments:
  Fixed maturities -- available for sale..........................      2,634        478        686
  Fixed maturities -- held to maturity............................         --      1,756      1,764
  Mortgage loans..................................................        630        420        194
Investments purchased:
  Fixed maturities -- available for sale..........................     (3,834)    (3,054)    (2,390)
  Fixed maturities -- held to maturity............................         --     (1,385)    (1,788)
  Mortgage loans..................................................     (1,300)    (1,908)      (882)
  Equity securities...............................................         (3)       (20)       (12)
  Policy loans....................................................       (207)    (2,129)    (1,614)
  Other (primarily short-term investments)........................     (3,930)    (2,334)    (1,093)
Other, net........................................................        (94)      (119)      (129)
                                                                    ---------  ---------  ---------
    Net cash provided by (used in) investing activities...........         96     (4,156)    (2,079)
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,260      7,489      6,388
  Withdrawals and benefit payments................................     (7,135)    (4,985)    (4,216)
Dividends paid to Parent..........................................       (600)      (252)      (300)
Other, net........................................................         --          1         36
                                                                    ---------  ---------  ---------
      Net cash (used in) provided by financing activities.........       (475)     2,253      1,908
---------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents..............         --        (80)        80
Cash and cash equivalents, beginning of year......................         --         80         --
---------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $      --  $      --  $      80
---------------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     385  $     211  $     411
  Interest paid...................................................  $       7  $       7  $       5
---------------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1996 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1996, the Company implemented Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

  In 1993, the Company implemented SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which required that debt and equity securities be classified into different categories and carried at fair value if they are not classified as held-to-maturity. During the fourth quarter of 1995, the Financial Accounting Standards Board (FASB) issued a guide to implementation of SFAS No. 115, which permitted a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, the Company reclassified all held-to-maturity securities to available-for-sale as of December 31, 1995. The non-cash reclassification of these securities, which had an aggregate amortized cost of $9.2 billion and fair value of $10.1 billion, resulted in an increase of approximately $396 million, net of policyholder-related amounts and deferred income taxes, in net unrealized appreciation included in Shareholder's Equity as of December 31, 1995.

  In 1993, the FASB issued SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which provides guidance on the accounting and disclosure for impaired loans. In 1994, the FASB issued SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures," which eliminates the income recognition requirements of SFAS No. 114. The Company adopted SFAS Nos. 114 and 118 in the first quarter of 1995, which resulted in a $6 million increase in net income.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance-sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1996 and 1995. Fair values of off-balance sheet financial instruments as of December 31, 1996 and 1995 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves, and reported in realized investment gains and losses. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals. Effective with the implementation of SFAS No. 121, real estate held for sale is no longer depreciated.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 3(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed. If such costs are estimated to be unrecoverable or are accelerated as a result of treating unrealized investment gains and losses as though they had been realized, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $427 million and $387 million at December 31, 1996 and 1995, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $99 million and $84 million at December 31, 1996 and 1995, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life, and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts. Also included in Other Liabilities are liabilities for guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and interest credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of interest credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total insurance in force at December 31, 1996, and 1995, and 5% at December 31, 1994.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 6 for additional information.

NOTE 3 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $95 million and $103 million, including policyholder share, as of December 31, 1996 and 1995, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1996 were as follows:

------------------------------------------------------------------------------------------------
                                                                            Amortized       Fair
(IN MILLIONS)                                                                    Cost      Value
------------------------------------------------------------------------------------------------
Due in one year or less..................................................   $     936  $     955
Due after one year through five years....................................       5,252      5,419
Due after five years through ten years...................................       4,591      4,773
Due after ten years......................................................       3,301      3,702
Asset-backed securities..................................................       5,802      5,967
------------------------------------------------------------------------------------------------
Total....................................................................   $  19,882  $  20,816
------------------------------------------------------------------------------------------------
                                                                           ---------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-----------------------------------------------------------------------------------------------------
                                                                   December 31, 1996
-----------------------------------------------------------------------------------------------------

                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     475    $     160     $      --    $     635
State and local government bonds.................         174           13            (4)         183
Foreign government bonds.........................         121            6            --          127
Corporate securities.............................      13,310          742          (148)      13,904
Asset-backed securities..........................       5,802          226           (61)       5,967
-----------------------------------------------------------------------------------------------------
Total............................................   $  19,882    $   1,147     $    (213)   $  20,816
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                   December 31, 1995
-----------------------------------------------------------------------------------------------------

                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-----------------------------------------------------------------------------------------------------
Federal government bonds.........................   $     503    $     300     $      --    $     803
State and local government bonds.................         207           24            (1)         230
Foreign government bonds.........................         131            9            (1)         139
Corporate securities.............................      13,773        1,427           (73)      15,127
Asset-backed securities..........................       5,533          371           (41)       5,863
-----------------------------------------------------------------------------------------------------
Total............................................   $  20,147    $   2,131     $    (116)   $  22,162
-----------------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1996 of $2.2 billion carried at fair value (amortized cost, $2.1 billion), compared with $2.1 billion carried at fair value (amortized cost, $2.0 billion) as of December 31, 1995. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% and 1.9% of total CMO investments at December 31, 1996 and 1995, respectively.

  At December 31, 1996, contractual fixed maturity investment commitments were $93 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 75% will be disbursed in 1997.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Mortgage Loans............................................................  $  10,152  $  10,218
                                                                            ---------  ---------
Real estate:
  Held for sale...........................................................        586        671
  Held for production of income...........................................        439        487
                                                                            ---------  ---------
Total real estate.........................................................      1,025      1,158
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                    1996       1995
------------------------------------------------------------------------------------------------
Property type:
  Retail facilities.......................................................  $   4,453  $   4,327
  Office buildings........................................................      4,241      4,493
  Apartment buildings.....................................................      1,272      1,246
  Hotels..................................................................        665        711
  Other...................................................................        546        599
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------
Geographic region:
  Central.................................................................  $   3,452  $   4,032
  Pacific.................................................................      3,132      2,580
  Middle Atlantic.........................................................      1,920      1,951
  South Atlantic..........................................................      1,526      1,647
  New England.............................................................      1,147      1,166
------------------------------------------------------------------------------------------------
Total.....................................................................  $  11,177  $  11,376
------------------------------------------------------------------------------------------------
                                                                            --------------------

MORTGAGE LOANS

  At December 31, 1996, scheduled mortgage loan maturities were as follows: 1997 -- $.9 billion; 1998 -- $.7 billion; 1999 -- $1.3 billion; 2000 -- $1.5 billion;
2001 -- $1.2 billion; and $4.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1996 and 1995, the Company refinanced at current market rates approximately $477 million and $379 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $397 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves. At December 31, 1995, the Company's impaired mortgage loans were $838 million, including $447 million before valuation reserves totaling $82 million, and $391 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................  $      82  $     127
Transfers to foreclosed real estate............................................        (29)       (27)
Charge-offs upon sales.........................................................        (19)       (33)
Net increase in valuation reserves.............................................         60         15
-----------------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................  $      94  $      82
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  During 1996 and 1995, impaired mortgage loans, before valuation reserves, averaged approximately $852 million and $935 million, respectively. Interest income recorded and cash received on these loans was approximately $73 million and $71 million in 1996 and 1995, respectively.

REAL ESTATE

  During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $107 million, $144 million and $127 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $273 million and $310 million as of December 31, 1996 and 1995, respectively.

  Net income for 1996 included $19 million and $1 million for net investment income and write-downs upon foreclosures, respectively, for real estate held for sale.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: At December 31, 1996 and 1995, short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $418 million and $203 million, respectively.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
--------------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities..........................................................  $   1,147  $   2,131
  Equity securities.........................................................          8         23
                                                                              ---------  ---------
                                                                                  1,155      2,154
                                                                              ---------  ---------
Unrealized depreciation:
  Fixed maturities..........................................................       (213)      (116)
  Equity securities.........................................................        (26)       (11)
                                                                              ---------  ---------
                                                                                   (239)      (127)
                                                                              ---------  ---------
Less policyholder-related amounts...........................................        610      1,279
                                                                              ---------  ---------
Shareholder net unrealized appreciation.....................................        306        748
Less deferred income taxes..................................................        118        272
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................................  $     188  $     476
--------------------------------------------------------------------------------------------------
                                                                              --------------------

  Net unrealized appreciation for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized (depreciation) appreciation for these investments, primarily fixed maturities, during 1996, 1995 and 1994 was ($288) million, $542 million and ($494) million, respectively.

  During 1995 and 1994, certain fixed maturities were carried at amortized cost in the financial statements. The change in net unrealized appreciation (depreciation) for such investments was ($14) million and ($1.2) billion during 1995 and 1994, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Fixed maturities...............................................................  $      52  $      75
Mortgage loans.................................................................         14         17
Real estate....................................................................        172        234
-----------------------------------------------------------------------------------------------------
Total..........................................................................  $     238  $     326
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as liquidity, currency, yield and duration, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                         1996       1995
-----------------------------------------------------------------------------------------------------
Interest rate swaps............................................................  $     335  $     508
Currency swaps.................................................................        275        335
Purchased options..............................................................        632         --
Futures........................................................................         45         22
-----------------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $112 million at December 31, 1996 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1996 and 1995.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1996, 1995 and 1994 were not material.

  As of December 31, 1996 and 1995, the Company's variable interest rate investments consisted of approximately $1.3 billion and $1.4 billion of fixed maturities, respectively. As of December 31, 1996 and 1995, the Company's fixed interest rate investments consisted of $19.5 billion and $20.6 billion, respectively, of fixed maturities, and $10.2 billion and $10.0 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1996 and 1995, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 4 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,647  $   1,663  $   1,596
Equity securities...................................................         --         15         20
Mortgage loans......................................................        921        866        776
Policy loans........................................................        548        499        365
Real estate.........................................................        227        301        291
Other long-term investments.........................................         23         33         23
Short-term investments..............................................         35         46          8
                                                                      ---------  ---------  ---------
                                                                          3,401      3,423      3,079
Less investment expenses............................................        202        285        274
-----------------------------------------------------------------------------------------------------
Net investment income...............................................  $   3,199  $   3,138  $   2,805
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.8 billion for 1996 and 1995, and $1.5 billion for 1994 . Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.1 billion, $885 million and $693 million for 1996, 1995 and 1994, respectively.

  As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $149 million and $523 million, including restructured investments of $105 million and $447 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $15 million, $18 million and $14 million in 1996, 1995 and 1994, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                     1996         1995         1994
----------------------------------------------------------------------------------------------------------------
Realized investment gains (losses):
  Fixed maturities.......................................................   $      11    $     (10)   $       4
  Equity securities......................................................           1            5            2
  Mortgage loans.........................................................         (12)          (5)          --
  Real estate............................................................          15            4           15
  Other..................................................................          22           (1)           6
                                                                                  ---          ---          ---
                                                                                   37           (7)          27
Income tax expenses (benefits)...........................................          17           (2)          12
----------------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)...................................   $      20    $      (5)   $      15
----------------------------------------------------------------------------------------------------------------
                                                                                           --------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $40 million, $27 million and $33 million in 1996, 1995 and 1994, respectively.

  Realized investment gains (losses) for separate accounts, which are not reflected in the Company's revenues, were $305 million, $412 million and ($51) million for the years ended December 31, 1996, 1995 and 1994, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $82 million and ($6) million for the years ended December 31, 1996 and 1995, respectively. There were no realized investment gains (losses) attributable to policyholder contracts for the year ended December 31, 1994.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                              1996       1995       1994
-----------------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   4,236  $   1,667  $   2,116
Gross gains on sales................................................  $     146  $      78  $      73
Gross losses on sales...............................................  $     (70) $     (53) $     (70)
-----------------------------------------------------------------------------------------------------

  Prior to the SFAS No. 115 reclassification described in Note 2(B), $171 million of fixed maturities classified as held-to-maturity, including policyholder share, were transferred to the available-for-sale category in 1995 with no material effect on Shareholder's Equity.

NOTE 5 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Connecticut Insurance Department (the Department) recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. As of December 31, 1996, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1996 and 1995 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5.00).

  The Company's statutory net income was $611 million, $390 million and $428 million for 1996, 1995 and 1994, respectively. Statutory surplus was $2.1 billion at December 31, 1996 and 1995. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1996, the Company paid a total of $600 million in dividends to its Parent, of which $200 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1997 without prior approval is $629 million. The amount of restricted net assets as of December 31, 1996 was approximately $3.5 billion.

NOTE 6 -- INCOME TAXES

  The Company's net deferred tax asset of $639 million and $403 million as of December 31, 1996 and 1995, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1996 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits.

  In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1996       1995
-----------------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities...............................  $     387  $     324
  Employee and retiree benefit plans...........................................        177        176
  Investments, net.............................................................        228        225
  Other........................................................................         74         72
                                                                                       ---        ---
  Total deferred tax assets....................................................        866        797
                                                                                       ---        ---
Deferred tax liabilities:
  Policy acquisition expenses..................................................         21         25
  Depreciation.................................................................         88         97
  Unrealized appreciation on investments.......................................        118        272
                                                                                       ---        ---
  Total deferred tax liabilities...............................................        227        394
-----------------------------------------------------------------------------------------------------
Net deferred income tax asset..................................................  $     639  $     403
-----------------------------------------------------------------------------------------------------
                                                                                 --------------------

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                1996       1995       1994
----------------------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     305  $     266  $     271
Tax-exempt interest income...............................................         (5)        (6)        (7)
Dividends received deduction.............................................         (7)        (7)        (3)
Amortization of goodwill.................................................          4          4          4
Resolved federal tax audit issues........................................         --         --         (2)
Other....................................................................         16         --          2
----------------------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     313  $     257  $     265
----------------------------------------------------------------------------------------------------------
                                                                           -------------------------------

NOTE 7 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Benefits are based on employees' years of service and compensation during the highest three or, if service commenced after December 31, 1988, five consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. CIGNA funds at least the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $26 million, $23 million and $31 million in 1996, 1995 and 1994, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totalling approximately $2.2 billion and $2.0 billion at December 31, 1996 and 1995, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  In 1996, CIGNA amended its health care plan for certain current and future retirees effective January 1, 1997, whereby health benefits will be provided primarily through CIGNA's managed care networks in exchange for a fixed reimbursement amount per retiree from Medicare. The effect of the plan amendment was to reduce CIGNA's other postretirement benefit liability by $110 million. The reduction of the liability is being amortized into income over the average remaining employee service period, approximately 17 years, through a reduction of the expense for postretirement benefits other than pensions allocated to the Company.

  An employer's postretirement benefit liability is primarily measured by determining the present value of the projected future costs of health benefits based on an estimate of health care cost trend rates. Expense for postretirement benefits other than pensions allocated to the Company totalled $16 million for 1996, $20 million for 1995 and $28 million for 1994. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1996 and 1995 was $424 million and $427 million, including net intercompany payables of $40 million and $28 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 10 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. Contributions are invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several non-CIGNA stock and bond portfolios and a fixed-income fund. The Company's allocated expense for such plans totaled $16 million for 1996 and $14 million for each of 1995 and 1994.

NOTE 8 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristic of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1996 and 1995 there were no allowances for uncollectible amounts. While future charges for unrecoverable reinsurance may materially affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:


-----------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1996       1995       1994
-----------------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,709  $   3,374  $   3,419
  Assumed...........................................................        571        818        716
  Ceded.............................................................       (193)      (391)      (291)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   4,087  $   3,801  $   3,844
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,228  $   1,189  $   1,068
  Assumed...........................................................        165        127        126
  Ceded.............................................................       (166)      (119)       (78)
-----------------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   1,227  $   1,197  $   1,116
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------


  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1996, 1995 and 1994 were net of reinsurance recoveries of $359 million, $442 million and $415 million, respectively.

NOTE 9 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $68 million, $60 million and $62 million in 1996, 1995 and 1994, respectively.

  As of December 31, 1996, future net minimum rental payments under non-cancelable operating leases were $128 million, payable as follows: 1997 - $42 million; 1998 - $31 million; 1999 - $27 million; 2000 - $13 million; 2001 -
$6 million; and $9 million thereafter.

NOTE 10 -- SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business.

  Summarized financial information with respect to the business segments for the year ended and as of December 31 was as follows:

--------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1996       1995       1994
--------------------------------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits................................  $   4,510  $   4,243  $   4,194
Employee Retirement and Savings Benefits.........................      1,899      1,914      1,887
Individual Financial Services....................................      1,950      1,800      1,546
Other Operations.................................................        200        181        173
--------------------------------------------------------------------------------------------------
Total............................................................  $   8,559  $   8,138  $   7,800
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits................................  $     287  $     294  $     323
Employee Retirement and Savings Benefits.........................        293        232        258
Individual Financial Services....................................        298        252        237
Other Operations.................................................         (8)       (17)       (44)
--------------------------------------------------------------------------------------------------
Total............................................................  $     870  $     761  $     774
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits................................  $   7,065  $   7,629  $   7,197
Employee Retirement and Savings Benefits.........................     40,122     37,609     33,588
Individual Financial Services....................................     17,930     16,189     12,612
Other Operations.................................................      2,398      2,569      2,111
--------------------------------------------------------------------------------------------------
Total............................................................  $  67,515  $  63,996  $  55,508
--------------------------------------------------------------------------------------------------
                                                                   -------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge, included in Other Operating Expenses, for cost reduction initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary employee terminations covering approximately 1,100 employees. The cash outlays associated with the restructuring initiatives began in the third quarter of 1995 and will continue through 1997, with $6 million paid in 1996. As of December 31, 1996, $7 million of severance was paid to 625 terminated employees. The Company has funded, and will continue to fund, these costs through liquid assets, and such funding has not and will not have a material adverse effect on its liquidity.

NOTE 11 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 19 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1996 and 1995 was $234 million and $266 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. During 1994, losses for industrial revenue bonds were $1 million. There were no such losses in 1996 and 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1996 and 1995, the amount of minimum benefit guarantees for separate account contracts was $4.9 billion and $5.1 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1996 and 1995. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to: change certain federal corporate tax laws; restrict insurance pricing and the application of underwriting standards; reform health care; and expand regulation. Some of the more significant issues are discussed below.

  In August 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1996, 31% of revenues and 29% of operating income for the Individual Financial Services segment were from leveraged COLI products that are affected by this legislation. The effect of the legislation on this segment's income is not expected to be material through 1998. Beginning in 1999, the effect of the legislation is uncertain; however, it could have a material adverse effect on the segment's income. The Company does not expect this legislation to have a material effect on its consolidated results of operations, liquidity or financial condition.

  The Company expects proposals for federal and state legislation seeking some health care insurance reforms. Due to uncertainties associated with the timing and content of any health care legislation, the effect on the Company's future results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  The National Association of Insurance Commissioners is currently developing standardized statutory accounting principles, which are scheduled to take effect in 1999. The effect on the Company's statutory net income, surplus and liquidity cannot be reasonably estimated at this time.

  In recent years, the number of insurance companies that are impaired or insolvent has increased. This is expected to result in an increase in mandatory assessments by state guaranty funds of, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $53.9 million, $37.0 million and $27.9 million for 1996, 1995 and 1994, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 12 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1996 and 1995.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1996 and 1995 were $917 million and $973 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at both December 31, 1996 and 1995. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1 million for 1996, 1995 and 1994. As of December 31, 1996 and 1995, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totalling $600 million at December 31, 1996 and 1995. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1996 or 1995.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1996 and 1995, the Company had a balance in the Account of $80 million and $212 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                         AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                     --------------------------------------------------
                                       CAPITAL    DIVERSIFIED
                                     APPRECIATION   INCOME       GROWTH        VALUE
                                     -----------  -----------  -----------  -----------
ASSETS:
Investment in variable insurance
  funds at value...................  $   300,215  $    79,943  $   396,937  $   400,047
Receivable from Connecticut General
  Life Insurance
  Company..........................        1,097      --           135,631        1,645
Receivable for fund shares sold....      --                52      --           --
                                     -----------  -----------  -----------  -----------
    Total assets...................      301,312       79,995      532,568      401,692
                                     -----------  -----------  -----------  -----------

LIABILITIES:
Payable to Connecticut General Life
  Insurance Company................      --                52      --           --
Payable for fund shares
  purchased........................        1,097      --           135,631        1,645
                                     -----------  -----------  -----------  -----------
    Total liabilities..............        1,097           52      135,631        1,645
                                     -----------  -----------  -----------  -----------
    Net assets.....................  $   300,215  $    79,943  $   396,937  $   400,047
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Accumulation units outstanding.....       28,628        7,356       37,637       35,352
Net asset value per accumulation
  unit.............................  $ 10.486698  $ 10.868038  $ 10.546548  $ 11.316054

                                        CIGNA
                                      VARIABLE     FIDELITY
                                      PRODUCTS        VIP
                                        GROUP      PORTFOLIO       FIDELITY VIP II
                                     SUB-ACCOUNT  SUB-ACCOUNT   PORTFOLIO SUB-ACCOUNTS
                                     -----------  -----------  ------------------------
                                        MONEY       EQUITY-       ASSET     INVESTMENT
                                       MARKET       INCOME       MANAGER    GRADE BOND
                                     -----------  -----------  -----------  -----------
ASSETS:
Investment in variable insurance
  funds at value...................  $  183,119   $   298,186  $    68,048  $    40,821
Receivable from Connecticut General
  Life Insurance
  Company..........................      --               475      --           --
Receivable for fund shares sold....      --           --           --           --
                                     -----------  -----------  -----------  -----------
    Total assets...................     183,119       298,661       68,048       40,821
                                     -----------  -----------  -----------  -----------
LIABILITIES:
Payable to Connecticut General Life
  Insurance Company................      --           --           --           --
Payable for fund shares
  purchased........................      --               475      --           --
                                     -----------  -----------  -----------  -----------
    Total liabilities..............      --               475      --           --
                                     -----------  -----------  -----------  -----------
    Net assets.....................  $  183,119   $   298,186  $    68,048  $    40,821
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Accumulation units outstanding.....      17,823        27,224        6,332        3,845
Net asset value per accumulation
  unit.............................  $10.274144   $ 10.953184  $ 10.747301  $ 10.615798

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                              OCC ACCUMULATION TRUST
                                        MFS SERIES SUB-ACCOUNTS                   SUB-ACCOUNTS *
                                  -----------------------------------   ----------------------------------
                                    TOTAL                    WORLD        GLOBAL
                                    RETURN    UTILITIES   GOVERNMENTS     EQUITY     MANAGED    SMALL CAP
                                  ----------  ----------  -----------   ----------  ----------  ----------
ASSETS:
Investment in variable insurance
  funds at value................  $  126,098  $    5,819  $    10,041   $   16,055  $  242,604  $  170,376
Receivable from Connecticut
  General Life Insurance
  Company.......................      --          --          --            --          --          --
Receivable for fund shares
  sold..........................      --          --          --            --          --          --
                                  ----------  ----------  -----------   ----------  ----------  ----------
    Total assets................     126,098       5,819       10,041       16,055     242,604     170,376
                                  ----------  ----------  -----------   ----------  ----------  ----------

LIABILITIES:
Payable to Connecticut General
  Life Insurance Company........      --          --          --            --          --          --
Payable for fund shares
  purchased.....................      --          --          --            --          --          --
                                  ----------  ----------  -----------   ----------  ----------  ----------
    Total liabilities...........      --          --          --            --          --          --
                                  ----------  ----------  -----------   ----------  ----------  ----------
    Net assets..................  $  126,098  $    5,819  $    10,041   $   16,055  $  242,604  $  170,376
                                  ----------  ----------  -----------   ----------  ----------  ----------
                                  ----------  ----------  -----------   ----------  ----------  ----------
Accumulation units
  outstanding...................      11,656         519          952        1,478      21,824      16,137
Net asset value per accumulation
  unit..........................  $10.818148  $11.210158  $ 10.546056   $10.865525  $11.116268  $10.558285

                                       TEMPLETON VARIABLE PRODUCTS
                                         SERIES FUND SUB-ACCOUNTS
                                  --------------------------------------
                                    ASSET
                                  ALLOCATION  INTERNATIONAL     STOCK
                                  ----------  -------------   ----------
ASSETS:
Investment in variable insurance
  funds at value................  $  312,377   $    373,559   $   91,496
Receivable from Connecticut
  General Life Insurance
  Company.......................      --                594       --
Receivable for fund shares
  sold..........................      --           --             --
                                  ----------  -------------   ----------
    Total assets................     312,377        374,153       91,496
                                  ----------  -------------   ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company........      --           --             --
Payable for fund shares
  purchased.....................      --                594       --
                                  ----------  -------------   ----------
    Total liabilities...........      --                594       --
                                  ----------  -------------   ----------
    Net assets..................  $  312,377   $    373,559   $   91,496
                                  ----------  -------------   ----------
                                  ----------  -------------   ----------
Accumulation units
  outstanding...................      28,005         33,071        8,246
Net asset value per accumulation
  unit..........................  $11.154447   $  11.295688   $11.095968

--------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO
DECEMBER 31, 1996

                                           AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                     ------------------------------------------------------
                                       CAPITAL     DIVERSIFIED
                                     APPRECIATION     INCOME        GROWTH        VALUE
                                     ------------  ------------  ------------  ------------
Inception date.....................   May 6, 1996  May 22, 1996  May 22, 1996   May 6, 1996

INVESTMENT INCOME:
Dividends..........................  $        321  $      3,336  $        833  $      1,608

EXPENSES:
Mortality and expense risk and
  administrative charges...........           385            88           282           468
                                     ------------  ------------  ------------  ------------
    Net investment gain (loss).....           (64)        3,248           551         1,140
                                     ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital distributions from
  portfolio sponsors...............       --            --              9,355        15,593
Net realized gain on share
  transactions.....................           379            11           337           337
                                     ------------  ------------  ------------  ------------
    Net realized gain..............           379            11         9,692        15,930
Net unrealized gain (loss).........         2,251        (1,549)       (9,782)       (3,822)
                                     ------------  ------------  ------------  ------------
    Net realized and unrealized
      gain (loss) on investments...         2,630        (1,538)          (90)       12,108
                                     ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS........  $      2,566  $      1,710  $        461  $     13,248
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------

                                        CIGNA
                                       VARIABLE    FIDELITY VIP
                                       PRODUCTS     PORTFOLIO         FIDELITY VIP II
                                        GROUP      SUB-ACCOUNT     PORTFOLIO SUB-ACCOUNTS
                                     SUB-ACCOUNT   ------------  --------------------------
                                     ------------    EQUITY-        ASSET       INVESTMENT
                                     MONEY MARKET     INCOME       MANAGER      GRADE BOND
                                     ------------  ------------  ------------  ------------
Inception date.....................  May 6, 1996    May 6, 1996  July 1, 1996   May 6, 1996
INVESTMENT INCOME:
Dividends..........................  $     2,053   $    --       $    --       $    --
EXPENSES:
Mortality and expense risk and
  administrative charges...........          315            322            89            32
                                     ------------  ------------  ------------  ------------
    Net investment gain (loss).....        1,738           (322)          (89)          (32)
                                     ------------  ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital distributions from
  portfolio sponsors...............      --             --            --            --
Net realized gain on share
  transactions.....................      --                 350           344             4
                                     ------------  ------------  ------------  ------------
    Net realized gain..............      --                 350           344             4
Net unrealized gain (loss).........      --               5,635         1,319           (66)
                                     ------------  ------------  ------------  ------------
    Net realized and unrealized
      gain (loss) on investments...      --               5,985         1,663           (62)
                                     ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS........  $     1,738   $      5,663  $      1,574  $        (94)
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO
DECEMBER 31, 1996

                                            MFS SERIES SUB-ACCOUNTS               OCC ACCUMULATION TRUST SUB-ACCOUNTS *
                                  --------------------------------------------  ------------------------------------------
                                                                     WORLD         GLOBAL
                                  TOTAL RETURN      UTILITIES     GOVERNMENTS      EQUITY        MANAGED       SMALL CAP
                                  -------------  ---------------  ------------  ------------  -------------  -------------
Inception date..................   May 28, 1996  August 19, 1996   May 6, 1996   May 6, 1996   May 28, 1996   May 21, 1996

INVESTMENT INCOME:
Dividends.......................  $       1,859  $           135  $    --       $         56  $    --        $    --

EXPENSES:
Mortality and expense risk and
  administrative charges........            165                9            13            24            375            281
                                  -------------  ---------------  ------------  ------------  -------------  -------------
    Net investment gain
      (loss)....................          1,694              126           (13)           32           (375)          (281)
                                  -------------  ---------------  ------------  ------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Capital distributions from
  portfolio sponsors............            808              350       --                 85       --             --
Net realized gain (loss) on
  share transactions............             61               (1)      --                  7            174             26
                                  -------------  ---------------  ------------  ------------  -------------  -------------
    Net realized gain (loss)....            869              349       --                 92            174             26
Net unrealized gain.............            656                9            24           375         11,891          9,222
                                  -------------  ---------------  ------------  ------------  -------------  -------------
    Net realized and unrealized
      gain on investments.......          1,525              358            24           467         12,065          9,248
                                  -------------  ---------------  ------------  ------------  -------------  -------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...............  $       3,219  $           484  $         11  $        499  $      11,690  $       8,967
                                  -------------  ---------------  ------------  ------------  -------------  -------------
                                  -------------  ---------------  ------------  ------------  -------------  -------------

                                         TEMPLETON VARIABLE PRODUCTS
                                           SERIES FUND SUB-ACCOUNTS
                                  ------------------------------------------
                                     ASSET
                                   ALLOCATION   INTERNATIONAL      STOCK
                                  ------------  -------------  -------------
Inception date..................   May 6, 1996   May 21, 1996   May 22, 1996
INVESTMENT INCOME:
Dividends.......................  $    --       $    --        $    --
EXPENSES:
Mortality and expense risk and
  administrative charges........           244            473            121
                                  ------------  -------------  -------------
    Net investment gain
      (loss)....................          (244)          (473)          (121)
                                  ------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Capital distributions from
  portfolio sponsors............       --            --             --
Net realized gain (loss) on
  share transactions............           249            156            (25)
                                  ------------  -------------  -------------
    Net realized gain (loss)....           249            156            (25)
Net unrealized gain.............         8,859         22,647          4,870
                                  ------------  -------------  -------------
    Net realized and unrealized
      gain on investments.......         9,108         22,803          4,845
                                  ------------  -------------  -------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...............  $      8,864  $      22,330  $       4,724
                                  ------------  -------------  -------------
                                  ------------  -------------  -------------

--------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO
DECEMBER 31, 1996

                                               AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS
                                     -------------------------------------------------------------
                                        CAPITAL       DIVERSIFIED
                                     APPRECIATION       INCOME          GROWTH           VALUE
                                     -------------   -------------   -------------   -------------
Inception date.....................    May 6, 1996    May 22, 1996    May 22, 1996     May 6, 1996

OPERATIONS:
Net investment gain (loss).........  $         (64)  $       3,248   $         551   $       1,140
Net realized gain..................            379              11           9,692          15,930
Net unrealized gain (loss).........          2,251          (1,549)         (9,782)         (3,822)
                                     -------------   -------------   -------------   -------------
  Net increase (decrease) from
    operations.....................          2,566           1,710             461          13,248
                                     -------------   -------------   -------------   -------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of
  premium load.....................        101,952           1,147         108,913          94,506
Participant transfers..............        207,039          80,113         292,966         306,773
Participant withdrawals............        (11,342)         (3,027)         (5,403)        (14,480)
                                     -------------   -------------   -------------   -------------
  Net increase from participant
    transactions...................        297,649          78,233         396,476         386,799
                                     -------------   -------------   -------------   -------------
    Total increase in net assets...        300,215          79,943         396,937         400,047

NET ASSETS:
Beginning of period................       --              --              --              --
                                     -------------   -------------   -------------   -------------
End of period......................  $     300,215   $      79,943   $     396,937   $     400,047
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits...............          9,708             109          10,164           8,581
Participant transfers..............         20,023           7,532          27,995          28,109
Participant withdrawals............         (1,103)           (285)           (522)         (1,338)
                                     -------------   -------------   -------------   -------------
    Net increase in units from
      participant transactions.....         28,628           7,356          37,637          35,352
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------

                                         CIGNA
                                       VARIABLE      FIDELITY VIP
                                       PRODUCTS        PORTFOLIO            FIDELITY VIP II
                                         GROUP        SUB-ACCOUNT       PORTFOLIO SUB-ACCOUNTS
                                      SUB-ACCOUNT    -------------   -----------------------------
                                     -------------      EQUITY-          ASSET        INVESTMENT
                                     MONEY MARKET       INCOME          MANAGER       GRADE BOND
                                     -------------   -------------   -------------   -------------
Inception date.....................   May 6, 1996      May 6, 1996    July 1, 1996     May 6, 1996
OPERATIONS:
Net investment gain (loss).........  $      1,738    $        (322)  $         (89)  $         (32)
Net realized gain..................       --                   350             344               4
Net unrealized gain (loss).........       --                 5,635           1,319             (66)
                                     -------------   -------------   -------------   -------------
  Net increase (decrease) from
    operations.....................         1,738            5,663           1,574             (94)
                                     -------------   -------------   -------------   -------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of
  premium load.....................        29,639           40,360          25,510             668
Participant transfers..............       162,260          260,509          42,284          41,527
Participant withdrawals............       (10,518)          (8,346)         (1,320)         (1,280)
                                     -------------   -------------   -------------   -------------
  Net increase from participant
    transactions...................       181,381          292,523          66,474          40,915
                                     -------------   -------------   -------------   -------------
    Total increase in net assets...       183,119          298,186          68,048          40,821
NET ASSETS:
Beginning of period................       --              --              --              --
                                     -------------   -------------   -------------   -------------
End of period......................  $    183,119    $     298,186   $      68,048   $      40,821
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits...............         2,928            3,789           2,464              61
Participant transfers..............        15,929           24,210           3,993           3,905
Participant withdrawals............        (1,034)            (775)           (125)           (121)
                                     -------------   -------------   -------------   -------------
    Net increase in units from
      participant transactions.....        17,823           27,224           6,332           3,845
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO
DECEMBER 31, 1996

                                            MFS SERIES SUB-ACCOUNTS               OCC ACCUMULATION TRUST SUB-ACCOUNTS *
                                  --------------------------------------------  ------------------------------------------
                                      TOTAL                          WORLD         GLOBAL
                                     RETURN         UTILITIES     GOVERNMENTS      EQUITY        MANAGED       SMALL CAP
                                  -------------  ---------------  ------------  ------------  -------------  -------------
Inception date..................   May 28, 1996  August 19, 1996   May 6, 1996   May 6, 1996   May 28, 1996   May 21, 1996
OPERATIONS:
Net investment gain (loss)......  $       1,694  $           126  $        (13) $         32  $        (375) $        (281)
Net realized gain (loss)........            869              349       --                 92            174             26
Net unrealized gain.............            656                9            24           375         11,891          9,222
                                  -------------  ---------------  ------------  ------------  -------------  -------------
    Net increase from
      operations................          3,219              484            11           499         11,690          8,967
                                  -------------  ---------------  ------------  ------------  -------------  -------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of
  premium load..................         42,659               64         2,843         1,678         31,531         16,598
Participant transfers...........         82,784            5,527         7,813        14,816        207,398        150,455
Participant withdrawals.........         (2,564)            (256)         (626)         (938)        (8,015)        (5,644)
                                  -------------  ---------------  ------------  ------------  -------------  -------------
    Net increase from
      participant
      transactions..............        122,879            5,335        10,030        15,556        230,914        161,409
                                  -------------  ---------------  ------------  ------------  -------------  -------------
    Total increase in net
      assets....................        126,098            5,819        10,041        16,055        242,604        170,376
NET ASSETS:
Beginning of period.............       --              --              --            --            --             --
                                  -------------  ---------------  ------------  ------------  -------------  -------------
End of period...................  $     126,098  $         5,819  $     10,041  $     16,055  $     242,604  $     170,376
                                  -------------  ---------------  ------------  ------------  -------------  -------------
                                  -------------  ---------------  ------------  ------------  -------------  -------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits............          4,082                6           273           159          2,911          1,614
Participant transfers...........          7,818              537           739         1,409         19,660         15,075
Participant withdrawals.........           (244)             (24)          (60)          (90)          (747)          (552)
                                  -------------  ---------------  ------------  ------------  -------------  -------------
    Net increase in units from
      participant
      transactions..............         11,656              519           952         1,478         21,824         16,137
                                  -------------  ---------------  ------------  ------------  -------------  -------------
                                  -------------  ---------------  ------------  ------------  -------------  -------------

                                         TEMPLETON VARIABLE PRODUCTS
                                           SERIES FUND SUB-ACCOUNTS
                                  ------------------------------------------
                                     ASSET
                                   ALLOCATION   INTERNATIONAL      STOCK
                                  ------------  -------------  -------------
Inception date..................   May 6, 1996   May 21, 1996   May 22, 1996
OPERATIONS:
Net investment gain (loss)......  $       (244) $        (473) $        (121)
Net realized gain (loss)........           249            156            (25)
Net unrealized gain.............         8,859         22,647          4,870
                                  ------------  -------------  -------------
    Net increase from
      operations................         8,864         22,330          4,724
                                  ------------  -------------  -------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of
  premium load..................         8,075         60,621          8,496
Participant transfers...........       297,737        302,403         81,619
Participant withdrawals.........        (2,299)       (11,795)        (3,343)
                                  ------------  -------------  -------------
    Net increase from
      participant
      transactions..............       303,513        351,229         86,772
                                  ------------  -------------  -------------
    Total increase in net
      assets....................       312,377        373,559         91,496
NET ASSETS:
Beginning of period.............       --            --             --
                                  ------------  -------------  -------------
End of period...................  $    312,377  $     373,559  $      91,496
                                  ------------  -------------  -------------
                                  ------------  -------------  -------------
PARTICIPANT ACCUMULATION UNIT
  TRANSACTIONS (IN UNITS):
Participant deposits............           771          5,685            798
Participant transfers...........        27,444         28,489          7,769
Participant withdrawals.........          (210)        (1,103)          (321)
                                  ------------  -------------  -------------
    Net increase in units from
      participant
      transactions..............        28,005         33,071          8,246
                                  ------------  -------------  -------------
                                  ------------  -------------  -------------

--------------------------

* Formerly Quest for Value Accumulation Trust

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.  ORGANIZATION

    CG Variable Life Insurance Separate Account II (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

    The assets of the Account are divided into variable sub-accounts each of which is invested in shares of one of seventeen portfolios (mutual funds) of seven diversified open-end management investment companies, each portfolio with its own investment objective. The variable sub-accounts are:

    AIM VARIABLE INSURANCE FUNDS, INC.:--

       AIM V.I. Capital Appreciation Fund
       AIM V.I. Diversified Income Fund
       AIM V.I. Growth Fund
       AIM V.I. Value Fund

    CIGNA VARIABLE PRODUCTS GROUP:--

       CIGNA Variable Products Money Market Fund

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND:--

       Equity-Income Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:--

       Asset Manager Portfolio
       Investment Grade Bond Portfolio

    MFS VARIABLE INSURANCE TRUST:--

       MFS Total Return Series
       MFS Utilities Series
       MFS World Governments Series

    OCC (FORMERLY QUEST FOR VALUE) ACCUMULATION TRUST:--

       OCC Global Equity Portfolio
       OCC Managed Portfolio
       OCC Small Cap Portfolio

    TEMPLETON VARIABLE PRODUCTS SERIES FUND:--

       Templeton Asset Allocation Fund
       Templeton International Fund
       Templeton Stock Fund

2.  SIGNIFICANT ACCOUNTING POLICIES

    These financial statements have been prepared in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed in the preparation of the Account's financial statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    A. INVESTMENT VALUATION:--Investments held by the sub-accounts are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 1996. The difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.

    B. INVESTMENT TRANSACTIONS:--Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

    C. FEDERAL INCOME TAXES:--The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

3.  INVESTMENTS

    Total shares held and cost of investments at December 31, 1996 were:

-------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES      COST OF
SUB-ACCOUNT                                                                                    HELD     INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund.........................................................     15,451   $ 297,964
AIM V.I. Diversified Income Fund...........................................................      7,739      81,492
AIM V.I. Growth Fund.......................................................................     24,427     406,719
AIM V.I. Value Fund........................................................................     22,886     403,869
CIGNA Variable Products Money Market Fund..................................................    183,119     183,119
Fidelity Equity-Income Portfolio...........................................................     14,179     292,551
Fidelity Asset Manager Portfolio...........................................................      4,019      66,729
Fidelity Investment Grade Bond Portfolio...................................................      3,335      40,887
MFS Total Return Series....................................................................      9,198     125,442
MFS Utilities Series.......................................................................        426       5,810
MFS World Governments Series...............................................................        949      10,017
OCC Global Equity Portfolio................................................................      1,214      15,680
OCC Managed Portfolio......................................................................      6,700     230,713
OCC Small Cap Portfolio....................................................................      7,535     161,154
Templeton Asset Allocation Fund............................................................     14,819     303,518
Templeton International Fund...............................................................     20,302     350,912
Templeton Stock Fund.......................................................................      3,999      86,626
-------------------------------------------------------------------------------------------------------------------

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

3.  INVESTMENTS (CONTINUED)

    Total purchases and sales of shares for each of the mutual funds, for the periods ended December 31, 1996, amounted to:


-----------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                       PERIOD *                  PURCHASES     SALES
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund..............          May 6, 1996 to December 31, 1996  $  386,550  $  88,965
AIM V.I. Diversified Income Fund................         May 22, 1996 to December 31, 1996      83,874      2,393
AIM V.I. Growth Fund............................         May 22, 1996 to December 31, 1996     446,351     39,969
AIM V.I. Value Fund.............................          May 6, 1996 to December 31, 1996     458,646     55,115
CIGNA Variable Products Money Market Fund.......          May 6, 1996 to December 31, 1996     278,659     95,540
Fidelity Equity-Income Portfolio................          May 6, 1996 to December 31, 1996     333,736     41,535
Fidelity Asset Manager Portfolio................         July 1, 1996 to December 31, 1996     102,703     36,318
Fidelity Investment Grade Bond Portfolio........          May 6, 1996 to December 31, 1996      46,977      6,094
MFS Total Return Series.........................         May 28, 1996 to December 31, 1996     169,286     43,905
MFS Utilities Series............................      August 19, 1996 to December 31, 1996       6,123        312
MFS World Governments Series....................          May 6, 1996 to December 31, 1996      12,460      2,443
OCC Global Equity Portfolio.....................          May 6, 1996 to December 31, 1996      16,391        718
OCC Managed Portfolio...........................         May 28, 1996 to December 31, 1996     289,425     58,886
OCC Small Cap Portfolio.........................         May 21, 1996 to December 31, 1996     165,091      3,963
Templeton Asset Allocation Fund.................          May 6, 1996 to December 31, 1996     341,220     37,951
Templeton International Fund....................         May 21, 1996 to December 31, 1996     384,420     33,664
Templeton Stock Fund............................         May 22, 1996 to December 31, 1996      98,643     11,992
-----------------------------------------------------------------------------------------------------------------

* Date deposits first received.

4.  CHARGES AND DEDUCTIONS

    CG Life assumes the risk that policyholders may live longer than expected and also assumes a mortality risk in connection with the death benefits of the contract. CG Life also assumes a risk that its actual administrative expenses may be higher than amounts deducted for such expenses. CG Life charges each variable sub-account, for mortality and expense risks, a daily deduction, equivalent to .80% per year during the first twelve policy years and .55% per year thereafter. The mortality and expense risk charges, for each sub-account, are reported on the Statements of Operations.

    CG Life deducts a premium load of 5% of each premium payment to cover state taxes and federal income tax liabilities.

    CG Life charges a monthly administrative fee of $15 in the first policy year and $5 in subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports.

    CG Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable sub-account and/or the fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS (CONTINUED)
    Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $25 for transfers between sub-accounts. For the periods ended December 31, 1996, no transfer fees were deducted from the variable sub-accounts.

    The fees charged by CG Life for premium loads (deducted from premium payments), administrative fees and the amount deducted for the cost of insurance, both of which are included in participant withdrawals, for variable sub-accounts for the periods noted, amounted to:

----------------------------------------------------------------------------------------------------------------------
                                                                                                            COSTS OF
                                                                                 PREMIUM    ADMINISTRATIVE  INSURANCE
SUB-ACCOUNT                                          PERIOD *                     LOADS         FEES       DEDUCTIONS
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
  Fund.............................          May 6, 1996 to December 31, 1996   $   5,303     $   1,996     $   9,346
AIM V.I. Diversified Income Fund...         May 22, 1996 to December 31, 1996          61           239         2,788
AIM V.I. Growth Fund...............         May 22, 1996 to December 31, 1996       5,698           604         4,799
AIM V.I. Value Fund................          May 6, 1996 to December 31, 1996       4,903         1,658        12,822
CIGNA Variable Products Money
  Market Fund......................          May 6, 1996 to December 31, 1996       1,560           987         9,531
Fidelity Equity-Income Portfolio...          May 6, 1996 to December 31, 1996       2,102           762         7,584
Fidelity Asset Manager Portfolio...         July 1, 1996 to December 31, 1996       1,345           106         1,214
Fidelity Investment Grade Bond
  Portfolio........................          May 6, 1996 to December 31, 1996          34           166         1,114
MFS Total Return Series............         May 28, 1996 to December 31, 1996       2,241           244         2,320
MFS Utilities Series...............      August 19, 1996 to December 31, 1996           4            49           207
MFS World Governments Series.......          May 6, 1996 to December 31, 1996         150            64           562
OCC Global Equity Portfolio........          May 6, 1996 to December 31, 1996          88           131           807
OCC Managed Portfolio..............         May 28, 1996 to December 31, 1996       1,618           809         5,919
OCC Small Cap Portfolio............         May 21, 1996 to December 31, 1996         872           400         3,971
Templeton Asset Allocation Fund....          May 6, 1996 to December 31, 1996         437           163           854
Templeton International Fund.......         May 21, 1996 to December 31, 1996       3,162           985         9,515
Templeton Stock Fund...............         May 22, 1996 to December 31, 1996         448           414         2,929
----------------------------------------------------------------------------------------------------------------------

* Date deposits first received.

    CG Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or Federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. No full surrender or partial surrender administrative charges were paid to CG Life, attributable to the variable sub-accounts, for the periods ended December 31, 1996.

5.  DISTRIBUTION OF NET INCOME

    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of death benefits, surrenders, and transfers to other fixed or variable sub-accounts.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------

6.  DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Life Insurance Separate Account II

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, AIM Variable Insurance Funds, Inc.--AIM V.I. Capital Appreciation Fund, AIM V.I. Diversified Income Fund, AIM V.I. Growth Fund, AIM V.I. Value Fund; CIGNA Variable Products Group--CIGNA Variable Products Money Market Fund; Fidelity Variable Insurance Products Fund--Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II-- Asset Manager Portfolio, Investment Grade Bond Portfolio; MFS Variable Insurance Trust--MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; OCC (formerly Quest for Value) Accumulation Trust--OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio; Templeton Variable Products Series Fund--Templeton Asset Allocation Fund, Templeton International Fund, Templeton Stock Fund (constituting the CG Variable Life Insurance Separate Account II, hereafter referred to as "the Account") at December 31, 1996, the results of each of their operations and the changes in each of their net assets for the periods since inception (as indicated in the financial statements) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1996 by correspondence with the custodians, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Hartford, Connecticut
February 20, 1997

APPENDIX 1

                    ILLUSTRATION OF SURRENDER CHARGES

                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.

                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.

                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.

                    The Surrender Charge computed is as follows:

                    Sum of the premiums paid through the end of the second Policy Year = $2200.00

                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1195.63

                    Surrender Charge =

                    (.285X$1195.63) + (.085X($2200-$1195.63)) = $340.75 + $85.37 =       $ 426.12(i)
                    $6.00 per $1000 of Specified Amount                                  $ 600.00(ii)
                                                                                         --------
                                                                                         $1026.12(a)

                    The total Surrender Charge is $1026.12(a), times the surrender charge grading factor,(b): ($1026.12 X 80%) = $820.90.

                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.

                    The Surrender Charges are computed as follows:

                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00

                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2966.81

                    Surrender Charge for Initial Specified Amount =
                    (.285X$2966.81) +(.085X($3000.00-$2966.81)) = $845.54 + $2.82 =      $ 848.36(i)
                    $6.00 per $1000 of Initial Specified Amount                          $1200.00(ii)
                                                                                         --------
                                                                                         $2048.36(a)

                    The total Surrender Charge for the Initial Specified Amount is $2048.36,(a), times the applicable surrender charge grading factor,(b): ($2048.36 X 40%) = $819.34.

                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.

                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $993.68.

                    Surrender Charge for the increase in Specified Amount =
                    (.285 X $600.00)                                                     $ 171.00(i)
                    $6.00 per $1000 of increase in Specified Amount                      $ 300.00(ii)
                                                                                         --------
                                                                                         $ 471.00(a)

                    The total Surrender Charge for the increase in the Specified Amount is $471.00,(a), times the applicable surrender charge grading factor,(b): ($471.00 X 100%) = $471.00

                    The overall Surrender Charge for the Policy is ($819.34 + $471.00) = $1290.34.

                    DEFINITIONS AND TABLES

                    (a)(i) The Deferred Sales Charge is based on the actual
                           premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:

                    DURING POLICY YEAR:
                    1 and 2       28.5% of the sum of the
                                  premiums paid up to an amount
                                  equal to the Guideline Annual
                                  Premium Amount,* plus 8.5% of
                                  the sum of the premiums paid
                                  between one and two times the
                                  Guideline Annual Premium
                                  Amount, plus 7.5% of the sum
                                  of the premiums paid in excess
                                  of two times the Guideline
                                  Annual Premium Amount.
                    3 through 10  same dollar amount as of the
                                  end of Policy Year 2.

                    In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.

                      (ii) The Deferred Administrative Charge is $6.00 per
                           $1,000 of Specified Amount.

                    (b) SURRENDER CHARGE GRADING FACTORS

                    Policy Years**
                    1-5              100%
                    Policy Year 6     80%
                    Policy Year 7     60%
                    Policy Year 8     40%
                    Policy Year 9     20%
                    Policy Year 10     0%

                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable Surrender Charge grading factor will be applied on a pro rata basis as of such effective date.

                     * Guideline Annual Premium Amount is the level annual
                       amount that would be payable through the latest maturity date permitted under the Policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the Policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the policy, the sales load under the policy, and the fees and charges specified in the policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).

                    ** Number of Policy Years elapsed since the Date of Issue or since the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 2

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFITS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.


                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account. On each Policy Anniversary beginning with the 13th, the mortality and expense risk charge is reduced to 0.55% on an annual basis of the daily net assets of the Variable Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90%. In addition, the net investment returns also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account.


                    Considering current charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.60%, 4.40% and 10.40%. On each Policy Anniversary beginning with the 13th, the gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.35%, 4.65% and 10.65%. This is due to a reduction, currently in effect, in the mortality and expense risk charge from an annual effective rate of 0.80% to an annual effective rate of 0.55% after twelve Policy Years.


                    Considering guaranteed charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%.


                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 5.0% of each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $10 maximum monthly administrative charge under the Policy in renewal years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,998 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS


          PREMIUMS              DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
         ACCUMULATED     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
END OF       AT        GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
POLICY   5% INTEREST     NET        NET         NET        NET        NET         NET        NET        NET         NET
 YEAR     PER YEAR      -1.70%     4.30%      10.30%      -1.70%     4.30%      10.30%      -1.70%     4.30%      10.30%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,298     500,000    500,000     500,000      3,196      3,460       3,725          0          0           0
   2        12,911     500,000    500,000     500,000      6,231      6,960       7,724        335      1,065       1,829
   3        19,854     500,000    500,000     500,000      9,035     10,429      11,952      3,140      4,534       6,056
   4        27,145     500,000    500,000     500,000     11,604     13,859      16,426      5,708      7,963      10,530
   5        34,800     500,000    500,000     500,000     13,918     17,224      21,151      8,022     11,329      15,256

   6        42,838     500,000    500,000     500,000     15,968     20,512      26,146     11,251     15,798      21,430
   7        51,278     500,000    500,000     500,000     17,716     23,677      31,401     14,178     20,140      27,864
   8        60,139     500,000    500,000     500,000     19,133     26,683      36,917     16,775     24,325      34,559
   9        69,444     500,000    500,000     500,000     20,182     29,484      42,688     19,003     28,305      41,508
  10        79,214     500,000    500,000     500,000     20,820     32,024      48,702     20,820     32,024      48,702

  15       135,900     500,000    500,000     500,000     16,900     39,331      82,853     16,900     38,331      82,853
  20       208,246       --       500,000     500,000      --        30,982     124,520      --        30,982     124,520
  25       300,580       --         --        500,000      --         --        173,139      --         --        173,139
  30       418,425       --         --        500,000      --         --        229,603      --         --        229,603


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,998 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.60%     4.40%      10.40%      -1.60%     4.40%      10.40%      -1.60%     4.40%      10.40%
         ACCUMULATED            IN YEARS 1-12                     IN YEARS 1-12                     IN YEARS 1-12
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.35%     4.65%      10.65%      -1.35%     4.65%      10.65%      -1.35%     4.65%      10.65%
 YEAR     PER YEAR          IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         6,298     500,000    500,000     500,000      4,010      4,300       4,591          0          0           0
   2        12,911     500,000    500,000     500,000      7,988      8,824       9,697      2,093      2,929       3,802
   3        19,854     500,000    500,000     500,000     11,795     13,439      15,225      5,900      7,543       9,329
   4        27,145     500,000    500,000     500,000     15,458     18,174      21,247      9,562     12,278      15,351
   5        34,800     500,000    500,000     500,000     19,003     23,062      27,843     13,108     17,166      21,948

   6        42,838     500,000    500,000     500,000     22,458     28,135      35,104     17,742     23,419      30,388
   7        51,278     500,000    500,000     500,000     25,800     33,381      43,078     22,263     29,844      39,541
   8        60,139     500,000    500,000     500,000     28,915     38,690      51,727     26,557     36,332      49,369
   9        69,444     500,000    500,000     500,000     31,971     44,234      61,293     30,792     43,055      60,114
  10        79,214     500,000    500,000     500,000     34,900     49,955      71,810     34,900     49,955      71,810

  15       135,900     500,000    500,000     500,000     45,414     79,406     141,053     45,414     79,406     141,053
  20       208,246     500,000    500,000     500,000     47,893    109,728     252,944     47,893    109,728     252,944
  25       300,580     500,000    500,000     515,211     42,572    142,297     444,148     42,572    142,297     444,148
  30       418,425     500,000    500,000     821,158     21,779    173,081     767,437     21,779    173,081     767,437


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $9,727 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS


          PREMIUMS               DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
         ACCUMULATED      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
END OF       AT        GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
POLICY   5% INTEREST     NET        NET          NET          NET        NET          NET          NET        NET          NET
 YEAR     PER YEAR      -1.70%     4.30%        10.30%       -1.70%     4.30%        10.30%       -1.70%     4.30%        10.30%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        10,213     500,000    500,000         500,000     3,801      4,185           4,572         0          0               0
   2        20,937     500,000    500,000         500,000     7,154      8,161           9,221         0          0           1,388
   3        32,198     500,000    500,000         500,000     9,990     11,842          13,879     2,158      4,010           8,047
   4        44,021     500,000    500,000         500,000    12,283     15,185          18,524     4,451      7,353          10,892
   5        56,435     500,000    500,000         500,000    14,001     18,140          23,124     5,169     10,307          15,292

   6        69,470     500,000    500,000         500,000    15,088     20,825          27,620     8,823     14,360          21,355
   7        83,157     500,000    500,000         500,000    15,476     22,548          31,939    10,778     17,849          27,238
   8        97,528     500,000    500,000         500,000    15,073     23,787          35,977    11,840     20,654          32,644
   9       112,618     500,000    500,000         500,000    13,771     24,194          39,608    12,294     22,628          38,041
  10       128,462     500,000    500,000         500,000    11,460     23,616          42,692    11,480     23,816          42,692

  15       220,389       --         --            500,000     --         --             44,045     --         --             44,045
  20       337,714       --         --            --          --         --            --          --         --            --
  25       487,454       --         --            --          --         --            --          --         --            --
  30       678,563       --         --            --          --         --            --          --         --            --


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $9,727 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


                                 DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
                          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
                         NET        NET          NET          NET        NET          NET          NET        NET          NET
          PREMIUMS      -1.60%     4.40%        10.40%       -1.60%     4.40%        10.40%       -1.60%     4.40%        10.40%
         ACCUMULATED             IN YEARS 1-12                        IN YEARS 1-12                        IN YEARS 1-12
END OF       AT          NET        NET          NET          NET        NET          NET          NET        NET          NET
POLICY   5% INTEREST    -1.35%     4.65%        10.65%       -1.35%     4.65%        10.65%       -1.35%     4.65%        10.65%
 YEAR     PER YEAR           IN YEARS 13 AND AFTER                IN YEARS 13 AND AFTER                IN YEARS 13 AND AFTER
------   -----------   ----------------------------------   ----------------------------------   ----------------------------------

   1        10,213     500,000    500,000         500,000     6,380      6,847           7,316       608      1,075           1,544
   2        20,937     500,000    500,000         500,000    12,478     13,814          15,210     4,646      5,982           7,377
   3        32,198     500,000    500,000         500,000    18,205     20,812          23,649    10,372     12,980          15,817
   4        44,021     500,000    500,000         500,000    23,655     27,939          32,796    15,823     20,107          24,963
   5        56,435     500,000    500,000         500,000    28,787     35,157          42,684    20,955     27,325          34,852

   6        69,470     500,000    500,000         500,000    33,737     42,609          53,543    27,471     36,344          47,277
   7        83,157     500,000    500,000         500,000    38,532     50,337          65,510    33,832     45,637          60,811
   8        97,528     500,000    500,000         500,000    43,154     58,334          78,696    40,021     55,201          75,563
   9       112,618     500,000    500,000         500,000    47,441     66,457          93,087    45,874     64,890          91,520
  10       128,462     500,000    500,000         500,000    51,317     74,640         108,761    51,317     74,640         108,761

  15       220,389     500,000    500,000         500,000    64,077    116,768         213,886    64,077    116,768         213,886
  20       337,714     500,000    500,000         500,000    60,464    158,064         391,033    60,464    158,064         391,033
  25       487,454     500,000    500,000         737,613    23,449    188,047         702,489    23,449    188,047         702,489
  30       678,563     500,000    500,000       1,273,695         0    199,619       1,213,043         0    199,619       1,213,043


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $4,459 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS


          PREMIUMS              DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
         ACCUMULATED     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
END OF       AT        GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
POLICY   5% INTEREST     NET        NET         NET        NET        NET         NET        NET        NET         NET
 YEAR     PER YEAR      -1.70%     4.30%      10.30%      -1.70%     4.30%      10.30%      -1.70%     4.30%      10.30%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         4,682     500,000    500,000     500,000      2,239      2,431       2,623          0          0           0
   2         9,598     500,000    500,000     500,000      4,390      4,915       5,488          0          0         245
   3        14,760     500,000    500,000     500,000      8,390      7,391       8,484      1,170      2,170       3,263
   4        20,180     500,000    500,000     500,000      8,229      9,843      11,682      3,008      4,622       6,461
   5        25,871     500,000    500,000     500,000      9,899     12,263      15,072      4,678      7,942       9,851

   6        31,846     500,000    500,000     500,000     11,389     14,635      18,660      7,212     10,458      14,484
   7        38,120     500,000    500,000     500,000     12,692     16,949      22,462      9,980     13,816      19,330
   8        44,708     500,000    500,000     500,000     13,793     19,183      26,484     11,206     17,095      24,395
   9        51,626     500,000    500,000     500,000     14,686     21,308      30,721     13,622     20,263      29,677
  10        58,889     500,000    500,000     500,000     15,309     23,313      35,199     15,309     23,313      35,199

  15       101,030     500,000    500,000     500,000     15,102     31,321      62,312     15,102     31,321      62,312
  20       154,813     500,000    500,000     500,000      7,425     33,431      99,893      7,425     33,431      99,993
  25       223,456       --       500,000     500,000      --        19,403     149,593      --        19,403     149,583
  30       311,063       --         --        500,000      --         --        217,216      --         --        217,216


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $4,459 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.60%     4.40%      10.40%      -1.60%     4.40%      10.40%      -1.60%     4.40%      10.40%
         ACCUMULATED            IN YEARS 1-12                     IN YEARS 1-12                     IN YEARS 1-12
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.35%     4.65%      10.65%      -1.35%     4.65%      10.65%      -1.35%     4.65%      10.65%
 YEAR     PER YEAR          IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         4,682     500,000    500,000     500,000      2,911      3,124       3,338          0          0           0
   2         9,598     500,000    500,000     500,000      5,851      6,465       7,106        631      1,244       1,886
   3        14,760     500,000    500,000     500,000      8,703      9,911      11,224      3,482      4,691       6,004
   4        20,180     500,000    500,000     500,000     11,468     13,468      15,731      6,247      8,248      10,510
   5        25,871     500,000    500,000     500,000     14,147     17,142      20,668      8,926     11,921      15,447

   6        31,846     500,000    500,000     500,000     16,694     20,889      26,032     12,518     16,712      21,856
   7        38,120     500,000    500,000     500,000     19,113     24,715      31,873     15,981     21,582      28,740
   8        44,708     500,000    500,000     500,000     21,406     28,624      38,242     19,318     26,536      36,154
   9        51,626     500,000    500,000     500,000     23,623     32,672      45,249     22,578     31,627      44,204
  10        58,889     500,000    500,000     500,000     25,764     36,864      52,962     25,764     36,864      52,962

  15       101,030     500,000    500,000     500,000     34,257     59,233     104,388     34,257     59,233     104,388
  20       154,813     500,000    500,000     500,000     37,635     82,924     186,861     37,635     82,924     186,861
  25       223,456     500,000    500,000     500,000     36,721    109,359     324,974     36,721    109,359     324,974
  30       311,063     500,000    500,000     600,635     28,907    137,572     561,341     28,907    137,572     561,341


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $7,095 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS


          PREMIUMS              DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
         ACCUMULATED     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
END OF       AT        GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
POLICY   5% INTEREST     NET        NET         NET        NET        NET         NET        NET        NET         NET
 YEAR     PER YEAR      -1.70%     4.30%      10.30%      -1.70%     4.30%      10.30%      -1.70%     4.30%      10.30%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         7,450     500,000    500,000     500,000      2,980      3,266       3,555          0          0           0
   2        15,272     500,000    500,000     500,000      5,755      6,517       7,318          0          0         719
   3        23,485     500,000    500,000     500,000      8,280      9,703      11,263      1,681      3,104       4,664
   4        32,109     500,000    500,000     500,000     10,570     12,834      15,426      3,971      6,235       8,827
   5        41,165     500,000    500,000     500,000     12,613     15,895      19,818      6,014      9,296      13,219

   6        50,673     500,000    500,000     500,000     14,386     18,856      24,441      9,107     13,577      19,161
   7        60,656     500,000    500,000     500,000     15,830     21,651      29,260     11,871     17,692      25,300
   8        71,138     500,000    500,000     500,000     16,868     24,193      34,221     14,228     21,554      31,582
   9        82,145     500,000    500,000     500,000     17,394     26,361      39,238     16,074     25,041      37,918
  10        93,702     500,000    500,000     500,000     17,331     28,057      44,246     17,331     28,057      44,246

  15       160,755     500,000    500,000     500,000      6,980     27,230      68,271      6,960     27,230      68,271
  20       246,333           0          0     500,000          0          0      83,532          0          0      83,532
  25       355,555           0          0     500,000          0          0      51,651          0          0      51,651
  30       494,953           0          0           0          0          0           0          0          0       --


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The "Net" percentages in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $7,095 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS


                                DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
                         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
                       GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
                         NET        NET         NET        NET        NET         NET        NET        NET         NET
          PREMIUMS      -1.60%     4.40%      10.40%      -1.60%     4.40%      10.40%      -1.60%     4.40%      10.40%
         ACCUMULATED            IN YEARS 1-12                     IN YEARS 1-12                     IN YEARS 1-12
END OF       AT          NET        NET         NET        NET        NET         NET        NET        NET         NET
POLICY   5% INTEREST    -1.35%     4.65%      10.65%      -1.35%     4.65%      10.65%      -1.35%     4.65%      10.65%
 YEAR     PER YEAR          IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER             IN YEARS 13 AND AFTER
------   -----------   -------------------------------   -------------------------------   -------------------------------

   1         7,450     500,000    500,000     500,000      4,661      5,002       5,344          0          0         322
   2        15,272     500,000    500,000     500,000      9,180     10,156      11,176      2,581      3,557       4,577
   3        23,485     500,000    500,000     500,000     13,463     15,372      17,447      6,864      8,773      10,848
   4        32,109     500,000    500,000     500,000     17,572     20,713      24,272     10,973     14,114      17,673
   5        41,165     500,000    500,000     500,000     21,478     26,157      31,678     14,879     19,558      25,079

   6        50,673     500,000    500,000     500,000     25,271     31,797      39,824     19,992     26,518      34,545
   7        60,656     500,000    500,000     500,000     28,958     37,649      48,796     24,998     33,690      44,837
   8        71,138     500,000    500,000     500,000     32,536     43,723      58,685     29,896     41,083      56,046
   9        82,145     500,000    500,000     500,000     35,888     49,909      69,476     34,568     48,589      68,156
  10        93,702     500,000    500,000     500,000     38,978     56,179      81,236     38,978     56,179      81,236

  15       160,755     500,000    500,000     500,000     50,570     89,311     159,981     50,570     89,311     159,981
  20       246,333     500,000    500,000     500,000     54,132    125,067     290,267     54,132    125,067     290,267
  25       355,555     500,000    500,000     538,962     38,985    155,678     513,297     38,985    155,678     513,297
  30       494,953     500,000    500,000     934,385          0    168,795     889,890          0    168,795     889,890


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The "Net" percentages in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

APPENDIX 3

                    TAX INFORMATION

                    The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, it is reprinted here, with footnotes to reflect exceptions to the general rules.
                            ------------------------

                                   TABLE 1.1
           COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                         OTHER RETIREMENT SAVINGS PLANS

                                                              CASH-VALUE
                                                                 LIFE          NON-QUALIFIED                     QUALIFIED
                                                               INSURANCE         ANNUITIES          IRA'S         PENSION
                                                            ---------------  -----------------  --------------  -----------
Annual Contribution Limits                                            No                No           Yes            Yes
Income Eligibility Limits                                             No                No          Yes**           No
Borrowing Treated as Distributions                                    No*              Yes        Loans not        Yes,
                                                                                                   allowed        beyond
                                                                                                   $50,000
Income Ordering Rules (Income included in First                       No*              Yes           Yes            Yes
 Distribution)
Early Withdrawal Penalties                                            No*              Yes***       Yes***        Yes***
Minimum Distribution Rules by Age 70 1/2                              No                No           Yes            Yes
Maximum Annual Distribution Rules                                     No                No           Yes            Yes
Anti-discrimination Rules                                             No                No            No            Yes

------------------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis
  *If the Policy is not a modified endowment contract.
 **If  amounts paid  in to  fund the  IRA are  deductible; once  over the income eligibility limits amounts paid into an IRA are permitted but not deductible. ***There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

                    The foregoing information is not intended as tax advice. You should consult with your own tax advisor for more complete information.

      [LOGO]

                                                                   560928 (5/97)

                        FEES AND CHARGES REPRESENTATION



    The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement comprises the following papers and documents:


       The facing sheet;
       A cross-reference sheet (reconciliation and tie);
       The prospectus, consisting of 78 pages;
       The undertaking to file reports;
       The signatures;
       Written consents of the following persons:


           Robert A. Picarello
           Michelle L. Kunzman (previously filed with initial filing of this Registration Statement)
           Price Waterhouse LLP

       Exhibit 1.  Fund Participation Agreements.
       Agreements between Connecticut General Life Insurance Company and

           (a) AIM Variable Insurance Funds, Inc.*

           (b) CIGNA Variable Products Group (To be filed by Amendment)

           (c) Fidelity Variable Insurance Products Fund*


           (d) Fidelity Variable Insurance Products Fund II (Together with Amendment thereto dated June 21, 1995)*


           (e) MFS-Registered Trademark- Variable Insurance Trust*


           (f) Templeton Variable Products Series Fund*


           (g) OCC Accumulation Trust*



* Filed with Post-Effective Amendment No. 1 to this Registration Statement April 19, 1996.

                                   SIGNATURES


    As required by the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 2 to this registration statement on Form S-6 (File No. 33-89238) to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut, on the 17th day of April, 1997.


                                          CG VARIABLE LIFE INSURANCE SEPARATE
                                          ACCOUNT II
                                          (Name of Registrant)

                                          By:         /s/ THOMAS C. JONES

                                             -----------------------------------
                                                       Thomas C. Jones
                                                          PRESIDENT
                                             CONNECTICUT GENERAL LIFE INSURANCE
                                                           COMPANY

                                          CONNECTICUT GENERAL LIFE INSURANCE
                                          COMPANY
                                          (Name of Depositor)

                                          By:         /s/ THOMAS C. JONES

                                             -----------------------------------
                                                       Thomas C. Jones
                                                          PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to this Registration Statement (File No. 33-89238) has been signed below on April 17, 1997 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------

               /s/ THOMAS C. JONES                  President (Principal
   -------------------------------------------       Executive
                 Thomas C. Jones                     Officer)

                BRADLEY K. MILLER             *     Assistant Vice President
   -------------------------------------------       and Actuary (Principal
                Bradley K. Miller                    Financial Officer)

                   ROBERT MOOSE               *
   -------------------------------------------      Vice President (Principal
                   Robert Moose                      Accounting Officer)

                 HAROLD W. ALBERT             *
   -------------------------------------------      Director
                 Harold W. Albert

                ROBERT W. BURGESS             *
   -------------------------------------------      Director
                Robert W. Burgess

                   JOHN G. DAY               *
   -------------------------------------------      Director
                   John G. Day

               JOSEPH M. FITZGERALD            *
   -------------------------------------------      Director
               Joseph M. Fitzgerald

                 H. EDWARD HANWAY             *
   -------------------------------------------      Director
                 H. Edward Hanway

                  CAROL M. OLSEN              *
   -------------------------------------------      Director
                  Carol M. Olsen

                   JOHN E. PACY               *
   -------------------------------------------      Director
                   John E. Pacy

                MARC L. PREMINGER             *
   -------------------------------------------      Director
                March L. Preminger

                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------
               ARTHUR C. REEDS, III            *
   -------------------------------------------      Director
               Arthur C. Reeds, III

               PATRICIA L. ROWLAND            *
   -------------------------------------------      Director
               Patricia L. Rowland

             W. ALLEN SCHAFFER, M.D.          *
   -------------------------------------------      Director
             W. Allen Schaffer, M.D.

           *By /s/ ROBERT A. PICARELLO
   -------------------------------------------
               Robert A. Picarello
                 ATTORNEY-IN-FACT
          (A Majority of the Directors)

                               POWER OF ATTORNEY


    We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint David C. Kopp and Robert A. Picarello, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to
Registration Statement No. 33-89238 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.



    WITNESS our hands and common seal on this 15th day of April, 1997.



             SIGNATURE                         TITLE
-----------------------------------  -------------------------

          THOMAS C. JONES            President
-----------------------------------   (Principal Executive
          Thomas C. Jones             Officer)

                                     Assistant Vice President
         BRADLEY K. MILLER            and Actuary
-----------------------------------   (Principal Financial
         Bradley K. Miller            Officer)

           ROBERT MOOSE              Vice President
-----------------------------------   (Principal Accounting
           Robert Moose               Officer)

         HAROLD W. ALBERT
-----------------------------------  Director
         Harold W. Albert

         ROBERT W. BURGESS
-----------------------------------  Director
         Robert W. Burgess

            JOHN G. DAY
-----------------------------------  Director
            John G. Day

       JOSEPH M. FITZGERALD
-----------------------------------  Director
       Joseph M. Fitzgerald

         H. EDWARD HANWAY
-----------------------------------  Director
         H. Edward Hanway

          CAROL M. OLSEN
-----------------------------------  Director
          Carol M. Olsen

           JOHN E. PACY
-----------------------------------  Director
           John E. Pacy

         MARC L. PREMINGER
-----------------------------------  Director
         Marc L. Preminger

       ARTHUR C. REEDS, III
-----------------------------------  Director
       Arthur C. Reeds, III

        PATRICIA L. ROWLAND
-----------------------------------  Director
        Patricia L. Rowland

      W. ALLEN SCHAFFER, M.D.
-----------------------------------  Director
      W. Allen Schaffer, M.D.

ROBERT A. PICARELLO
CHIEF COUNSEL                                                           [LOGO]

                                                             Law Department
                                                             S-321
                                                             900 Cottage Grove
                                                             Road
                                                             Hartford, CT
                                                             06152-2321
                                                             Phone: 860.726.8064
                                                             Fax: 860.726.1778
April 17, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:    Connecticut General Life Insurance Company
       CG Variable Life Insurance Separate Account II
       File No. 33-89238
       Post-Effective Amendment No. 2

Dear Sirs:

As Chief Counsel of the Individual Insurance Division of the CIGNA Companies, I am familiar with the actions of the Board of Directors of Connecticut General Life Insurance Company (the "Company"), establishing CG Variable Life Insurance Separate Account II (the "Account") and its method of operation and authorizing the filing of a registration statement under the Securities Act of 1933 for the securities to be issued by the Account and the Investment Company Act of 1940 for the Account itself.

In the course of preparing this opinion, I have reviewed the Certificate of Incorporation and the By-Laws of the Company, the Board actions with respect to the Account, and such other matters as I deemed necessary or appropriate. Based on such review, I am of the opinion that the variable life insurance policies (and interests therein) which are the subject of the registration statement under the Securities Act of 1933 filed for the Account will, when issued, be legally issued and will represent binding obligations of the Company, the depositor for the Account.

I further consent to the use of this opinion as an Exhibit to said Registration Statement and to the reference to me under the heading "Experts" in said Registration Statement.

Very truly yours,

/s/ ROBERT A. PICARELLO

Robert A. Picarello
Chief Counsel

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 2 to the registration statement of the CG Variable Life Insurance Separate Account II on Form S-6 of our reports dated February 11, 1997 and February 20, 1997, relating to the consolidated financial statements of Connecticut General Life Insurance Company and of the CG Variable Life Insurance Separate Account II of Connecticut General Life Insurance Company, respectively, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



Price Waterhouse LLP
Hartford, Connecticut
April 22, 1997